UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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U.S. ENERGY CORP.

4643 S. Ulster Street, Suite 970

Denver, Colorado 80237

Notice of Annual Meeting of Shareholders

May 8, 2017

Dear Shareholders:

We are pleased to provide you with notice of our 2017 Annual Meeting of Shareholders, and we invite you to attend the meeting in person, if possible. The timing, location and summary of each of the proposals to be voted upon are as follows:

Date:	Friday, June 30, 2017	Time:	8:30 AM MDT

Place:	Regency Plaza, 4643 S. Ulster Street, Suite 970, Denver, Colorado 80237

Purposes:	1.	To elect the two nominees for directors identified in the accompanying proxy statement (Jerry W. Danni and Leo A. Heath) to serve until the third succeeding annual meeting of shareholders (to be held in 2020) and their successors have been duly elected or appointed and qualified;
	2.	To ratify the appointment of Hein & Associates LLP as our independent auditor for fiscal year 2017;
	3.	To approve, on an advisory basis, the 2016 compensation of the Company’s named executive officers;
	4.	To consider and make an advisory vote on the frequency of a vote on the approval of the compensation of our named executive officers;
	5.	To approve the issuance of shares of common stock pursuant to a Securities Purchase Agreement and Warrants; and
	6.	For any other proper purpose in accordance with the Bylaws of the Company.

The formal proxy statement that follows this letter provides extensive background information about each of the proposals, along with the recommendations of our Board of Directors to vote in favor of each of the proposals.

Only stockholders of record at the close of business on April 29, 2017 are entitled to receive notice of and to vote at the Annual Meeting. A copy of our Annual Report for the fiscal year ended December 31, 2016 is available at www.usnrg.com. Please read this information carefully before voting your proxy.

The Securities and Exchange Commission (“SEC”) allows companies to furnish proxy materials over the Internet, which reduces environmental impact as well as printing and mailing costs. Unless otherwise requested by the shareholder, we are mailing to each shareholder a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) instead of mailing paper copies of the proxy materials. The Notice of Availability contains instructions on how to access the proxy materials on the Internet, and also on how to request a paper copy of the proxy materials. All shareholders who do not receive a Notice of Availability will receive a paper copy of the proxy materials by mail.

Whether or not you plan to attend the meeting, please take the time to vote:

Ø	Via the internet – Go to the website shown on your proxy card or the Notice of Availability;
Ø	Via telephone – Call the toll free number shown on the Notice of Availability; or
Ø	Via mail – Complete, sign and date your proxy card and mail it in the postage paid envelope.

If you were a shareholder of record of the Company at the close of business on April 29, 2017, you may attend and vote at the meeting. The names of shareholders of record entitled to vote at the meeting will be available for review at the meeting and during regular business hours at our headquarters in Denver, Colorado.

If you wish to attend the meeting and vote in person, but you hold your shares through a broker or other nominee (i.e., your shares are held in “street name”), contact your broker or nominee promptly to obtain a “legal proxy” which you must bring to the meeting in order to vote in person at the meeting. Thank you for your support for the recommendations of our Board of Directors.

By Order of the Board of Directors

/s/ David A. Veltri
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY

OF PROXY MATERIALS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 30, 2017

This Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available on our website www.usnrg.com.

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U.S. ENERGY CORP.

4643 S. Ulster Street, Suite 970

Denver, Colorado 80237

PROXY STATEMENT

FOR 2017 ANNUAL MEETING OF SHAREHOLDERS

ON FRIDAY, JUNE 30, 2017

This proxy statement (“Proxy Statement”) is provided in connection with a solicitation of proxies by the Board of Directors (the “Board”) of U.S. Energy Corp. (“U.S. Energy”, the “Company”, “we”, “our”, or “us”) for the annual meeting of shareholders to be held on Friday, June 30, 2017, at 8:30 am MDT at the corporate offices of U.S. Energy, 4643 S. Ulster Street, Suite 970, Denver, Colorado 80237 (the “Annual Meeting”), and at any adjournments of the meeting. On or about May 8, 2017, we began mailing the Notice of Availability, and thereafter began mailing a full set of proxy materials to shareholders who request delivery of the materials in paper form.

GENERAL

Who Can Vote

Only holders of our common stock at the close of business on the record date of April 29, 2017 are entitled to receive notice of and to vote at the Annual Meeting. As of April 22, 2017, there were 6,134,506 shares of our common stock issued and outstanding.

You may hold your shares “of record” or in “street name.” The difference between shareholders of record and street name holders is:

•	Shareholder of Record. If your shares are registered directly in your own name with our transfer agent, Computershare Trust Company, Inc., you are considered to be the holder of record of those shares and you may vote directly via internet, by telephone, by mail or in person.

•	Street Name Shareholder. If your shares are held in a stock brokerage account or by a broker or other nominee, you are considered the “street name” holder, and the beneficial owner, of those shares and you have the right to direct your broker or nominee how to vote. However, since you are not the shareholder of record, you may not vote those shares in person at the Annual Meeting unless you obtain a “legal proxy,” which you must bring to the meeting in order to vote in person at the meeting.

Quorum and Voting Rights

A quorum for the meeting will exist if a majority of the voting power of the shareholders is present at the meeting, in person or represented by properly executed proxies delivered to us prior to the meeting. Shares of common stock present at the meeting that abstain/withhold from voting, or that are the subject of “broker non-votes,” will be counted as present for determining a quorum.

New York Stock Exchange (“NYSE”) Rule 452 governs discretionary voting by brokers of shares held in street name when beneficial owners have not instructed how such shares should be voted. Because the rule governs all brokers who are members of the NYSE, it affects all public companies that have shares held in street name, not just companies listed on the NYSE. Under the rule, such brokers have discretionary authority to vote street name shares on “routine” items such as the ratification of the Company’s appointment of auditors, but not on other matters, including the election of directors. Of the matters to be presented at the Annual Meeting, Proposal 2 (ratification of auditors) will be considered a routine matter for purposes of the rule. Accordingly, if your broker does not receive instructions from you, your broker will not be able to vote your shares on any of the other matters, and a “broker non-vote” will occur with respect to those matters.

You are entitled to one vote for each share of U.S. Energy common stock you hold, except that in the election of directors you may cumulate your votes. Cumulative voting generally allows each holder of shares of common stock to multiply the number of shares owned by the number of directors nominated for election, and to distribute the resulting number of votes among nominees in any proportion that the holder chooses.

Votes Needed

On Proposal 1, Election of Directors, nominees in a number equal to the seats to be filled on the Board who receive a plurality of votes cast will be elected as directors. If you withhold your shares from voting, your shares will not be counted for any director. Withheld votes and broker non-votes will have no effect on the election of directors.

Each of the other proposals, and any other matter which properly comes before the meeting in accordance with the Bylaws of the Company, will be approved or ratified, as the case may be, if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and broker non-votes are not considered votes cast and they will have no effect on such proposals.

How Your Proxy Will Be Voted; Recommendation of the Board

The Board is soliciting a proxy to provide you with the opportunity to vote on all matters scheduled to come before the meeting (as stated in the Notice of Annual Meeting which accompanies this Proxy Statement), whether or not you attend in person.

The Board recommends you vote as follows on the four proposals stated in the Proxy Statement:

·	For Proposal 1 – election of the two nominees for director, Jerry W. Danni and Leo A. Heath, to serve until the third succeeding annual meeting of shareholders (to be held in 2020) and their successors have been duly elected or appointed and qualified;

·	For Proposal 2 - ratification of appointment of Hein & Associates LLP as the independent auditor of the Company for fiscal year 2017;

·	For Proposal 3 – to approve, on an advisory basis, the 2016 compensation of the Company’s Named Executive Officers;

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·	For Proposal 4 – to approve, on an advisory basis, that the frequency of a vote on the approval of the compensation of our Named Executive Officers take place every two years; and

·	For Proposal 5 – to approve the issuance of shares of common stock pursuant to a Securities Purchase Agreement and Warrants.

Granting Your Proxy

Your shares will be voted as you specify if you properly complete and return the appropriate form of proxy. If you make no specifications, your proxy will be voted in favor of each proposal listed above.

We do not expect any matters to be presented for action at the meeting other than the matters stated in the Notice of Annual Meeting accompanying this Proxy Statement. However, as permitted by SEC Rule 14a-4(c), the proxy will confer discretionary authority with respect to any other matter that may properly come before the meeting. The persons named as proxies intend to vote in accordance with their judgment on any such matters.

Revoking Your Proxy

If you are a shareholder of record and submit a proxy, you may revoke it later or submit a revised proxy at any time before it is voted. You also may attend the meeting in person and vote by ballot, which would cancel any proxy you previously submitted. If you are a street name shareholder and you vote by proxy, you may change your vote by submitting new voting instructions to your broker or other nominee in accordance with that entity’s procedures.

Proxy Solicitation

We will pay all expenses of our solicitation of proxies for the Annual Meeting. In addition to solicitations by mail, arrangements have been made for brokers and other nominees to send proxy materials to beneficial owners, and we will reimburse those brokers and other nominees for their reasonable expenses. We have not hired a solicitation firm for the meeting. Our employees and directors will solicit proxies by telephone or other means, if necessary; they will not receive additional compensation for these services.

Requirement and Deadlines for Shareholders to Submit Proposals

Under SEC Rule 14a-8, if a shareholder wants us to include a proposal under that rule to be included in our proxy statement and presented at the annual meeting of shareholders to be held in June 2018, information about the proposal must have been received by us in writing at least 120 calendar days in advance of the first anniversary of the delivery of these proxy materials, or January 11, 2018, at U.S. Energy Corp., 4643 S. Ulster Street, Suite 970, Denver, Colorado 80237; Attention: David A. Veltri, Chief Executive Officer. For a shareholder proposal to be considered at our next annual meeting that will not be included in our proxy statement for that meeting (including director nominations), written notice of the proposal must be delivered to the Company’s Secretary, in accordance with the Company’s Bylaws, at least 90 calendar days before the date of such meeting.

Copies of Our Form 10-K

Promptly upon receiving a request from any shareholder, we will send to the shareholder without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 2016, with exhibits, as filed with the SEC. Please address your request to David A. Veltri, Chief Executive Officer, at U.S. Energy Corp., 4643 S. Ulster Street, Suite 970, Denver, Colorado 80237. You also may contact Mr. Veltri by telephone at (303) 993- 3200.

Appraisal Rights

No action is proposed at the Annual Meeting for which the laws of the State of Wyoming or our charter documents provide a right of our stockholders to dissent and obtain appraisal of or payment for such stockholders’ common stock.

CORPORATE GOVERNANCE

Board of Directors, Audit, Compensation and Nominating Committees

We are committed to sound corporate governance principles. As evidence of this commitment, the Board has adopted charters for its committees and a Code of Ethics. These documents, along with the Company’s Articles of Incorporation and Bylaws, provide the framework for our corporate governance. The charters of the Audit Committee, the Compensation Committee, and the Nominating Committee may be viewed at our web site (www.usnrg.com), at the tab “Investors,” then go to “Governance.” The Code of Ethics also may be viewed at that location. If these documents are amended (or if the Code of Ethics is waived in a manner requiring disclosure under SEC rules), the amendments (and the occurrence of the waiver of the Code of Ethics) will be disclosed on the website as required by the SEC. Copies of each of these documents are available without charge to any person who requests them, by sending a request to U.S. Energy Corp., Attn: David A. Veltri, Chief Executive Officer, 4643 S. Ulster Street, Suite 970, Denver, Colorado 80237.

Board and Committee Independence

The Board is comprised of a majority of independent directors. Specifically, the Board has determined Jerry W. Danni, Leo A. Heath, James B. Fraser, and Thomas R. Bandy are independent under applicable NASDAQ rules. In addition, the Audit Committee, the Compensation Committee, and the Nominating Committee are each comprised solely of independent directors as required under the applicable requirements of NASDAQ and the SEC.

Board Leadership

Thomas R. Bandy, as Chairman of the Board of Directors, sets the agenda for and presides over Board meetings. The Company believes having a non-executive, independent Board Chairman (i) provides greater transparency between management and the Board, (ii) strengthens board independence, and (iii) improves board efficiency. David A. Veltri, (CEO and President) is responsible for setting the strategic direction for the Company.

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Meetings of the Board

The Board consists of five members and they have primary responsibility for directing management of the business. During 2016, the Board held seven formal meetings, which were attended by all of the directors serving on the Board in person or by telephone.

Attendance at Annual Meetings by Directors

Directors are encouraged, but not required, to attend annual meetings.

Communications from Shareholders to the Board

The independent directors have established a process for collecting and organizing communications from shareholders. Shareholders may send communications to the Board by addressing their communications to Thomas R. Bandy, Chairman of the Board, at 4643 S. Ulster Street, Suite 970, Denver, Colorado 80237. Pursuant to this process, Mr. Bandy determines which of the communications address matters of substance that should be considered by all directors, and sends those communications to all the directors for their consideration.

Audit Committee

To provide effective direction and review of fiscal matters, the Board has established an Audit Committee. The Audit Committee has the responsibility of reviewing our financial statements, exercising general oversight of the integrity and reliability of our accounting and financial reporting practices, and monitoring the effectiveness of our internal control systems. The Audit Committee also retains our independent outside audit firm and recommends selection of the internal audit firm. It also exercises general oversight of the activities of our independent auditors, principal financial officer, principal accounting officer, accounting employees and related matters. The Chairman of the Audit Committee is James B. Fraser. The Board has determined that Mr. Fraser is an audit committee financial expert as defined in Item 407(d) of SEC Regulation S-K. Other members of the Audit Committee are Jerry W. Danni and Leo A. Heath. All members of the Audit Committee are independent directors under applicable NASDAQ and SEC rules.

The Audit Committee met five times in 2016. All Committee members attended each meeting in person or by telephone. The Committee reviewed our financial statements for each quarter in 2016 and the year as a whole and discussed the financial statements with management and our independent audit firm. Based on the foregoing, the Committee recommended to the Board at the Audit Committee meeting held on April 12, 2017 that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016. During the year ended December 31, 2016, the Audit Committee Chairman also met independently of management with the firm that performs internal control testing for the Company pursuant to Section 404 of the Sarbanes-Oxley Act. The Committee also reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

Compensation Committee

The Company has a Compensation Committee, the members of which are Jerry W. Danni (Chairman), Thomas R. Bandy, James B. Fraser and Leo A. Heath. These members are independent under applicable criteria established by NASDAQ. This Committee met formally on four occasions in 2016, and discussed compensation matters informally several times during the year. All Compensation Committee members attended all meetings of the Committee during 2016 either in person or by telephone.

The Compensation Committee reviews and recommends to the Board compensation packages for the officers of the Company. The Compensation Committee may delegate to a subcommittee or to the Chief Executive Officer or other officer of the Company such of its duties and responsibilities as the Committee deems to be in the best interests of the Company, provided such delegation is not prohibited by law or NASDAQ rule.

Nominating Committee

The Company has a Nominating Committee, the members of which are Leo A. Heath (Chairman) and Thomas R. Bandy. These members are independent directors under NASDAQ rules. The Nominating Committee is responsible for identifying and recommending to the Board nominees for election to the Board. This process involves consulting with the Company’s CEO to identify qualified candidates with expertise in one of the business areas of the Company, including financial, oil and gas, and investment banking expertise. Once identified, the Nominating Committee reviews the qualifications (including capability, availability to serve, conflicts of interest, and other relevant factors) of any identified potential director candidate and where necessary assists in interviewing such candidate. It recommends to the Board appropriate nominees to election to be included in the Company’s proxy statement for the annual shareholders meeting. The Nominating Committee met once during 2016 with all members attending either in person or by telephone.

Executive Committee

The Executive Committee helps implement the Board’s overall directives as necessary. Members include David A. Veltri (Chairman) and Jerry W. Danni. The Executive Committee does not regularly conduct formal meetings. The Executive Committee did not hold any meetings in 2016.

Hedging Committee

The Company has a Hedging Committee to review and approve the use of all swap agreements. Members include David A. Veltri (Chairman), Thomas R. Bandy and James B. Fraser. This Committee met formally on four occasions in 2016, and discussed hedging matters informally several times during the year. All Hedging Committee members attended all meetings of the Committee during 2016 either in person or by telephone.

Risk Oversight

The Company faces various risks in its business, including liquidity and operational risks. Liquidity risk is encountered in the context of balancing contractual commitments to spend capital, and also is involved in the Company’s hedging commitments for oil and gas price protection. Any change in our hedging strategy will require the approval of the Board.

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General business operations are managed by our executive officer, who reports to the Board as needed on developments in approved areas. Operations are run in conformity with the annual budget presented by management and approved, with appropriate modifications as needed throughout the year, by the Board. However, material budget variations (for example, a proposed acquisition or disposition of a significant property or an entry into a significant joint venture) are subject to prior approval by the Board, even if the category and fund allocation generally had been previously approved by the Board. In these situations, the Chairman will call a Board meeting to discuss specific terms, costs and variables, and associated risks, before committing the Company. We believe this process provides the Board with a continuing and key role in risk oversight.

Compensation Risk Assessment

We do not believe that our compensation programs encourage excessive risk taking. Risk mitigating factors of our compensation program and Board governance include:

·	A mix of short-term and long-term incentives designed to incentivize creation of long-term shareholder value;

·	Caps on awards under our bonus programs, along with the use of targeted performance goals designed to emphasize metrics that lead to long- term shareholder value creation; and

·	The use of a Hedging Committee to review and approve all swap agreements.

Shareholder Recommendations

The Nominating Committee (which is comprised solely of independent directors) considers and recommends to the Board individuals who may be suitable to be nominated to serve as directors. All director candidates recommended by a shareholder, or a director or officer, will be evaluated by the Nominating Committee in good faith. The Nominating Committee considers diversity in identifying nominees for director, but has not adopted a formal written diversity policy. The charter of the Nominating Committee sets forth a procedure for shareholders to follow in recommending director candidates to the Committee. Pursuant to the charter, a nominating shareholder should provide a written request that the Committee consider a particular candidate at least 150 days prior to the meeting at which the candidate would be elected. The request must include specified information about the candidate, including a discussion of his or her background and experience, and related matters, and the candidate must have certain attributes and experience, in each case as described in the charter.

For the Annual Meeting scheduled for June 30, 2017, the Nominating Committee did not receive a request from any shareholder for consideration of a director nominee candidate.

Principal Holders of Voting Securities and Ownership by Officers and Directors

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 22, 2017, by (a) each stockholder who is known to us to own beneficially 5.0% or more of our outstanding common stock; (b) each of our directors; (c) our sole executive officer, and (d) all directors and our executive officer as a group. This information is based on SEC reports or as otherwise known by us. Except as otherwise indicated, and for shares subject to forfeiture, all persons listed below have (i) sole voting power and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of common stock. David A. Veltri, as Trustee of our 1989 Employee Stock Ownership Plan (the “ESOP”) exercises voting powers over any non-allocated shares owned by the ESOP and dispositive powers over all ESOP shares.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of April 22, 2017. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of April 22, 2017 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Such options are assumed to be exercised for purposes of these calculations, even though such exercise prices are currently in excess of the closing price of our common stock of $0.93 as of April 18, 2017. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officer is c/o U.S. Energy Corp., 4643 S. Ulster Street, Suite 970, Denver, Colorado 80237.

			Beneficial		Percent
Title of Class	Name of Beneficial Owner	Position with Company	Ownership		of Class
	Directors and Executive Officers:
Common	Thomas R. Bandy	Chairman of Board	61,832	(1)	1.0%
Common	Jerry W. Danni	Director	67,666	(2)	1.1%
Common	Leo A. Heath	Director	64,666	(3)	1.0%
Common	James Fraser	Director	60,000	(4)	1.0%
Common	David A. Veltri	Chief Executive Officer and Director	103,038	(5)	1.7%
Common	Stephen V. Conrad	Former Director	73,333	(6)	1.2%
Common	Directors and executive officer as a group (6 people)		430,535		7.0%
	Stockholders in Excess of 5%:
Common	CVI Investments, Inc.	Shareholder	370,200	(7)	6.0%
Preferred	Mt. Emmons Mining Company 333 N. Central Avenue Phoenix, AZ 85004	Convertible Preferred Shareholder	729,006	(8)	10.6%

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(1)	Mr. Bandy’s beneficial ownership consists of (i) ownership of 59,055 shares of our common stock, and (ii) 2,777 shares underlying stock options that are presently exercisable.
(2)	Mr. Danni’s beneficial ownership consists of (i) ownership of 60,166 shares of our common stock, and (ii) 7,500 shares underlying stock options that are presently exercisable.
(3)	Mr. Heath’s beneficial ownership consists of (i) ownership of 58,833 shares of our common stock, and (ii) 5,833 shares underlying stock options that are presently exercisable.
(4)	Mr. Fraser’s beneficial ownership consists of (i) ownership of 59,333 shares of our common stock, and (ii) 667 shares underlying stock options that are presently exercisable.
(5)	Mr. Veltri’s beneficial ownership consists of (i) ownership of 75,166 shares of our common stock, (ii) 5,555 shares underlying stock options that are presently exercisable, and (iii) the ability to exercise dispositive rights in his capacity as an ESOP Trustee over 22,317 shares currently owned by the ESOP.
(6)	Mr. Conrad’s beneficial ownership consists of (i) ownership of 68,500 shares of our common stock, and (ii) 4,833 shares underlying stock options that are presently exercisable.
(7)	Based on information disclosed in the Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2017. Height Capital Management, Inc. is the investment manager to CVI Investments, Inc. and as such may exercise voting and dispositive power over these shares.
(8)	On February 11, 2016, Mt. Emmons Mining Company, a subsidiary of Freeport-McMoRan Inc., acquired 50,000 shares of our Series A Convertible Preferred Stock (“Preferred Stock”) with an initial liquidation preference of $2,000,000 ($40.00 per share). The Preferred Stock accrues dividends at a rate of 12.25% per annum and such dividends are not payable in cash but are accrued and compounded quarterly in arrears and added to the initial liquidation preference. As of December 31, 2016, the adjusted liquidation preference was approximately $2.2 million or $46.40 per share. At the option of the holder, each share of Preferred Stock may initially be converted into 13.33 shares of our common stock (the “Conversion Rate”) for an aggregate of 666,667 shares. In no event will the aggregate number of shares of Common Stock issued upon conversion be greater than 793,349 shares. The conversion rate was adjusted for accumulated dividends through December 31, 2016 along with the Company’s capital raise on December 20, 2016, and is currently at the rate of 15.01 shares of our common stock. The Preferred Stock will generally not vote with the Company’s Common Stock on an as-converted basis on matters put before the Company’s shareholders.

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PROPOSAL 1: ELECTION OF DIRECTORS

Directors

The Company’s Board currently consists of five directors. The Company’s Articles of Incorporation provide for the division of the Company’s Board into three classes as equal in number as the total number of members of the Board provided in the Bylaws permits. The Company’s Bylaws limit service of the independent directors to two three year terms. If recommended by the Chairman of the Board and approved by the Board, an independent director may serve one additional term.

The nominees for election at the Annual Meeting are Jerry W. Danni and Leo A. Heath, both of whom are incumbent directors. Please see biographical information for the directors and the nominees below, under the heading “Business Experience of Directors and Officers.” If approved by the shareholders, Jerry W. Danni and Leo A. Heath will serve terms that will expire at the 2020 annual meeting.

Executive Officers

The executive officers of the Company are elected by the Board at the annual directors’ meeting which follows each annual shareholder’s meeting, to serve until the officer's successor has been duly elected and qualified, or until earlier death, retirement, resignation or removal. Please see biographical information for our sole executive officer below, under the heading “Business Experience of Directors and Officers.”

Business Experience of Directors and Officers

Set forth below is certain biographical information for each director and executive officer as of the date of this Proxy Statement. The Nominating Committee selects nominees based on their skills, achievements, and experience, and believes that each nominee should have experience in positions of responsibility and leadership and an understanding of our oil and natural gas exploration and production business. Our overall objective is to identify a group of directors that can best contribute to our long-term success. All of the directors and the nominees discussed below are seasoned leaders who collectively bring to the Board a vast array of oil and gas industry, public company, private company, and other business experience, all at the senior executive officer level, and who meet our director qualification standards. Among other attributes, the members of our Board possess a wide breadth of varied skills, experience and leadership in the natural resources and energy industries, finance and accounting, risk management, operations management, strategic planning, business development, regulatory and government affairs, corporate governance, human resources and compensation, and public policy—qualities that led the Nominating Committee and the Board to conclude that these individuals should serve as our directors at this time, in light of our business and structure, overall industry environment, and our long-term strategy. The specific experiences, qualifications, attributes, and skills of each director and nominee are briefly described below. In addition, the directors and nominees represent diverse backgrounds, skill sets, and viewpoints, with a blend of historical and fresh perspectives on our Company, and have a demonstrated ability to work collaboratively with candid discussion.

Thomas R. Bandy (63) - Independent Director. Mr. Bandy was elected to the Board on June 29, 2012. Mr. Bandy has over 35 years of management and operational experience in the oil and gas industry. In 1984 Mr. Bandy formed and managed ProTechnics Company, a company that provides specialized tools and techniques to aid oil and gas companies in evaluating the efficiencies of fracture stimulation projects throughout the world. ProTechnics was sold to Core Laboratories in 1996 and remains as a key part of Core Laboratories’ services portfolio. In 1998, Mr. Bandy formed and managed Production Access, a software development company that created software for oil and gas companies to improve their field drilling and production operations. Production Access was sold to Petris Technologies and eventually sold to Halliburton. From 2007 to 2012, Mr. Bandy worked for Blue Tip Energy Management, LLC, a private equity company formed to purchase and exploit producing oil and gas assets. In 2013, Mr. Bandy co-Founded IronHorse Resources LLC, a privately held oil and gas company which currently owns producing assets in the Rocky Mountain region. The Board has concluded that Mr. Bandy’s experience qualifies him for service as an independent director and as a member of the Compensation, Hedging and Nominating Committees.

Jerry W. Danni (64) - Independent Director and Director Nominee. Mr. Danni was elected to the Board on June 24, 2011. Mr. Danni has more than 30 years of experience in the domestic and international mining industry including as Senior Vice President Sustainability for Goldcorp, Inc., Executive Vice President and Senior Vice President, Corporate Affairs for Golden Minerals Company; Senior Vice President, Environment, Health and Safety for Kinross Gold Corporation; Vice President, Environmental Affairs for Cyprus Climax Metals Company; and Director, Corporate Environmental and Government Affairs for Lac Minerals Ltd. Mr. Danni has a Bachelor of Chemistry degree from Western State College and is a member of the Society of Mining Engineers. Mr. Danni has also served on the Board of Directors for the National Mining Association and the Board of Trustees of the Northwest Mining Association. The Board has concluded that Mr. Danni’s experience qualifies him for service as an independent director and as a member of the Audit and Compensation Committees.

Leo A. Heath (67) - Independent Director and Director Nominee. Mr. Heath was elected to the Board on June 24, 2011. Mr. Heath has nearly 40 years of experience in the oil and gas industry including as Department Head/Assistant Professor of Petroleum Engineering at Montana Tech; Manager of production engineering and field operations in Montana for EnCana Energy Resources, Inc.; District Manager and Production Manager for North American Resources Company; Partner and Owner of Sylvan Petroleum Corp.; Development Manager for Petro Lewis Corp.; Drilling and Production Manager for TXO Production Corp.; and other engineering positions Conoco Inc. Mr. Heath has both a Bachelor of Science degree in Petroleum Engineering and a Master’s degree in Project Engineering and Management from Montana Tech. Mr. Heath is a Registered Professional Engineer and a member of the Society of Petroleum Engineers. The Board has concluded that Mr. Heath’s experience qualifies him for service as an independent director and as a member of the Audit, Compensation and Nominating Committees.

James B. Fraser (63) – Independent Director. Mr. Fraser has 40 years of significant upstream experience across the USA and Canada. He has a proven track record of creating, building, and leading value adding organizations with technical and operational expertise across both conventional and unconventional assets. Previously, he was Senior Vice President of Talisman Inc.’s North American Shale Division where he led the growth and expansion of four major operating areas in both the US and Canada. Mr. Fraser was also Vice President of Chesapeake Energy’s Southern Division encompassing Texas, Louisiana, and New Mexico with major capital programs in the Barnett and Haynesville Shales as well as the Permian Basin, East and South Texas. He spent over 20 years with Burlington Resources in a variety of management, exploration, operations and engineering roles across various Rocky Mountain basins, the San Juan Basin and key successful exploration programs. The Board has concluded that Mr. Fraser’s experience qualifies him for service as an independent director and as a member of the Compensation and Hedging Committees. Mr. Fraser has a Bachelor of Science degree in Petroleum Engineering from Montana Tech and a Masters of Business Administration-Finance degree from Regis College.

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David A. Veltri (58) – Director, Chief Executive Officer, President, Chief Operating Officer and Director Nominee. Mr. Veltri has over 32 years of oil and natural gas industry experience with a major oil company and several independent oil companies, where he has managed and provided engineering for all phases of upstream and mid-stream oil and natural gas operations, covering North Dakota, Wyoming, the Rocky Mountains, the Southern U.S., Mid-Continent, Louisiana, Texas and various international locations. Mr. Veltri served as Chief Operating Officer of Emerald Oil, Inc. from November 2012 until December 2014. Mr. Veltri served as an independent petroleum engineering consultant from October 2011 through November 2012. From August 2008 through September 2011, Mr. Veltri served as Vice President/General Manager of Baytex Energy USA Ltd., where he managed business unit operations, capital drilling programs, lease maintenance and producing properties in the Williston Basin in North Dakota. From September 2006 to July 2008, Mr. Veltri was Production Manager at El Paso Exploration and Production Company, where he managed producing oil and natural gas properties located in northern New Mexico. Mr. Veltri received a Bachelor of Science in Mining and Engineering from West Virginia University.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), directors, executive officers, and persons beneficially holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in that ownership in reports that must be filed with the SEC and us. The SEC has designated specific deadlines for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due.

Based solely on a review of reports furnished to us and written representations from the filing persons, all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed in 2016 under Section 16(a) of the Exchange Act.

Board Recommendation

The Board recommends you vote for Proposal 1. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve the election of each of Jerry A. Danni and Leo A. Heath as a director of the Company to serve until the third succeeding annual meeting of shareholders to be held in 2020 and until his successor has been duly elected or appointed and qualified.”

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board seeks shareholder ratification of the Audit Committee's appointment of Hein & Associates LLP, certified public accountants, to act as the auditors of our financial statements for the year ending December 31, 2017. Hein & Associates LLP has audited our financial statements for the years ended December 31, 2016, 2015 and 2014. The Audit Committee has not determined what action, if any, would be taken should the appointment of Hein & Associates LLP not be ratified at the meeting.

Principal Accounting Fees and Services

The Audit Committee approves the terms of engagement before we engage the audit firm for audit and non-audit services, except as to engagements for services outside the scope of the original terms, in which instances the services are provided pursuant to pre-approval policies and procedures established by the Audit Committee. These pre-approval policies and procedures are detailed as to the category of service and the Audit Committee is kept informed of each service provided. These policies and procedures, and the work performed pursuant thereto, do not include any delegation to management of the Audit Committee's responsibilities under the Exchange Act.

Hein & Associates LLP charged the following fees related to our 2016 and 2015 financial statements, all of which were approved by the Audit Committee:

	2016		2015
	Amount	Percent	Amount	Percent
Audit fees (1)	$171,938	76%	$167,829	76%
Audit -related fees (2)	29,826	13%	13,125	6%
Tax fees (3)	25,800	11%	40,635	18%
All other fees	-	0%	-	0%
Total	$227,564	100%	$221,589	100%

(1)	Includes fees for the 2016 and 2015 audits of our annual financial statements and reviews of our quarterly financial information filed with the SEC.
(2)	Includes fees for 2016 and 2015 audits of the annual financial statements for our wholly owned subsidiary, Energy One LLC.
(3)	Includes fees for tax return preparation and consultation on tax matters incurred during 2016 and 2015.

Relationship with Independent Accountants

Hein & Associates LLP has audited the Company's financial statements for the years ended December 31, 2016, 2015 and 2014. A representative will be present at the Annual Meeting in person or by telephone to respond to appropriate questions, and will be provided the opportunity to make a statement at the meeting. There have been no disagreements between the Company and Hein & Associates LLP concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which were not resolved to the satisfaction of that firm.

Board Recommendation

The Board recommends you vote for Proposal 2. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders ratify the Audit Committee's appointment of Hein & Associates LLP, certified public accountants, to act as the auditors of the Company’s financial statements for the year ending December 31, 2017.”

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our shareholders are entitled to cast an advisory “say-on-pay” vote at the Annual Meeting to approve the compensation of the Company’s executive officer as disclosed in this Proxy Statement. The Company will hold an advisory vote on executive compensation every year until the next required advisory vote with respect to the frequency of advisory votes on executive compensation. At the 2016 annual shareholders meeting, the say-on-pay vote was 958,755 votes for, 123,797 against, and 24,137 shares abstaining.

As an advisory vote, this Proposal 3 is not binding on the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Our executive compensation programs are designed to provide a competitive level of compensation to attract, motivate and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance shareholder value.

EXECUTIVE COMPENSATION

Summary Compensation Table

As of December 31, 2016, our Chief Executive Officer was our only executive officer. The following table sets forth the cash and non-cash compensation for the years ended December 31, 2016 and 2015 earned by each person who served as Chief Executive Officer during 2016, and our other two most highly compensated executive officers (collectively, the “Named Executive Officers”). Beginning in June 2015, each of our directors and executive officers agreed to a voluntary 20% base salary reduction as one of a number of cost savings measures implemented in response to the steep downturn in the price of oil.

									Change in
									Non- Qualified
					Stock		Option		Deferred		All Other
Name and Position	Year	Salary		Bonus	Awards		Awards (7)		Compensation		Compensation		Total

David A. Veltri,	2016	$359,000	(1)	$-	$101,790	(5)	$-		$-		$3,072	(11)	$463,862
Chief Executive Officer	2015	$331,392	(1)	$-	$150,000	(6)	$136,353	(8)(9)	$-		$30,900	(11)	$600,082

Keith G. Larsen, former	2016
former Chief Executive Officer	2015	$284,694	(2)	$-	$150,000	(6)	$136,353	(8)(9)	$45,704	(10)	$580,900	(12)	$1,197,651

Steven D. Richmond,	2016
former Chief Financial Officer	2015	$209,125	(3)	$-	-	(6)	$67,667	(8)(9)	$-		$155,146	(13)	$431,938

Bryon G. Mowry,	2016
former Secretary and Principal Accounting Officer	2015	$203,763	(4)	$-	-	(6)	$65,730	(8)(9)	$-		$154,362	(14)	$423,855

(1)	Mr. Veltri was hired to serve as our President and Chief Operating Officer effective January 1, 2015 at an annual base salary of $359,000 and eligibility to receive an annual performance bonus of up to 150% of his base salary. Beginning in June 2015, Mr. Veltri agreed to a voluntary 20% base salary reduction. Effective September 25, 2015, Mr. Veltri was appointed to also serve as our Chief Executive Officer and his compensation did not change as a result of this appointment. However, effective October 18, 2015, Mr. Veltri’s base salary was reinstated to his original annual base salary of $359,000.
(2)	Mr. Larsen served as our Chief Executive Officer until his resignation on September 25, 2015. Beginning in January 2015, his base salary was approximately $375,000. Beginning in June 2015, Mr. Larsen agreed to a voluntary 20% base salary reduction.
(3)	Mr. Richmond served as our Chief Financial Officer during 2015 until his resignation effective December 31, 2015. Beginning in January 2015, his base salary was approximately $234,000. Beginning in June 2015, Mr. Richmond agreed to a voluntary 20% base salary reduction.

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(4)	Mr. Mowry served as our Principal Accounting Officer and Secretary during 2015 until his resignation effective December 31, 2015. Beginning in January 2015, his base salary was approximately $228,000. Beginning in June 2015, Mr. Mowry agreed to a 20% voluntary base salary reduction.
(5)	In September 2016, we made restricted stock awards of 58,500 to each of our Board of Directors, including Mr. Veltri. Each of these awards was valued based on the closing price of our common stock on the date of grant of $1.74 per share. The awards vest in two equal annual installments beginning gone year after the grant date.
(6)	In January 2015, we made a restricted stock awards of 16,666 shares to each of Mr. Veltri and Mr. Larsen, 11,886 shares to Mr. Richmond, and 11,565 shares to Mr. Mowry. Each of these awards was valued based on the closing price of our common stock on the date of grant of $9.00 per share. All of these awards were originally scheduled to vest for one-third of the shares on the anniversary dates of the grants in January 2016, 2017 and 2018. In connection with the resignation and related separation agreements entered into with Messrs. Larsen, Richmond and Mowry, we agreed to immediately accelerate vesting of all shares on their respective termination dates.
(7)	The aggregate grant date fair value for stock awards and modifications was computed in accordance with FASB ASC 718. A discussion of all assumptions made in the valuation of the awards is in Note 11, Shareholders’ Equity, to our consolidated financial statements for the year ended December 31, 2016, included in our Form 10-K filed with the SEC on April 17, 2017. For purposes of this table, the entire fair value of awards with graded vesting are reflected in the year of grant, whereas under FASB ASC 718 the fair value of graded vesting awards is recognized in our financial statements over the vesting period.
(8)	In January 2015, we granted stock option awards for 16,666 shares to each of Mr. Veltri and Mr. Larsen, 11,886 shares to Mr. Richmond, and 11,565 shares to Mr. Mowry. Each of these awards was valued at the estimated fair value on the grant date of approximately $5.28 per share. All of these awards were originally scheduled to vest for one-third of the shares on the anniversary dates of the grants in January 2016, 2017 and 2018. In connection with the resignation and related separation agreements entered into entered into with Messrs. Larsen, Richmond and Mowry, we agreed to immediately accelerate vesting of all options on their respective termination dates.
(9)	In connection with the resignation and related separation agreements entered into with Messrs. Larsen, Richmond and Mowry, we also agreed to modify certain option awards that would have expired in connection with the termination of their employment for a total of 57,777 shares, 32,163 shares and 31,288 shares, respectively. We agreed to permit exercise through the original contractual expiration date of the options, which resulted in a revaluation of the options to determine the fair value of the modified awards on the executive officers’ respective termination dates. The fair value of the modified options for Messrs. Larsen, Richmond and Mowry amounted to $48,563, $5,059 and $4,808, respectively.
(10)	The amounts shown in this column are attributable to the increase in the actuarial value of benefits payable to Mr. Larsen under our executive retirement plan determined using interest rate and mortality assumptions consistent with those used in our financial statements. In December 2015, Mr. Larsen and the other retirement plan participants agreed to terminate the plan in exchange for cash settlements of the plan obligations in the first quarter of 2016. Mr. Larsen’s share of these cash payments amounted to approximately $360,000.
(11)	All Other Compensation for Mr. Veltri during 2016 is primarily comprised of a $3,702 401(k) contribution. All other compensation for Mr. Veltri during 2015 is primarily comprised of a $27,000 contribution for the benefit if Mr. Veltri to our 1989 Employee Stock Ownership Plan (the “ESOP Plan”) and a $4,000 matching 401(k) plan contribution in 2015.
(12)	All Other Compensation in 2015 for Mr. Larsen is primarily comprised of a severance payment of $550,000. Due to his resignation, Mr. Larsen eliminated the possibility of vesting in our 2001 Retirement Plan for which we had recognized an accrued retirement liability of approximately $360,000. All Other Compensation consists primarily of (i) severance of $550,000, (ii) an ESOP Plan contribution of $27,000, and (iii) a $4,000 matching 401(k) plan contribution during 2015.
(13)	All Other Compensation in 2015 for Mr. Richmond is primarily comprised of a severance payment of approximately $129,000, an ESOP contribution of $22,000, and a $4,000 matching 401(k) plan contribution.
(14)	All Other Compensation in 2015 for Mr. Mowry is primarily comprised of a severance payment of approximately $129,000, an ESOP contribution of $21,000, and a $4,000 matching 401(k) plan contribution.

Each executive officer participated in the ESOP Plan, which was established to make annual contributions toward employee retirement. During 2015, all officers received an annual contribution to their ESOP Plan accounts of 10% of the executive’s plan year compensation in common stock of the Company, up to an annual salary limitation of $265,000 for 2015. In addition to the 10% ESOP Plan contribution, the officers received certain unallocated shares from terminated employees pursuant to the terms of the ESOP Plan. Each executive officer also participated in the 401(k) plan and each received a $4,000 contribution during 2015 as a matching amount on their 401(k) contributions to the plan. In consideration of the administrative costs to maintain the 401(k) plan and the fact that we currently only have one employee participating in the plan, our Board of Directors took action to dissolve the 401(k) plan in April 2016. During 2016 and 2015, we did not have any non-equity incentive compensation to report in the table above.

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Outstanding Equity Awards

The following table provides information relating to the unexercised stock options and the unvested stock awards for the Named Executive Officers as of December 31, 2016. Each award to each named executive is shown separately, with a footnote describing the award’s vesting schedule.

	Stock Option Awards					Restricted Stock Awards
	Number of Unexercisable Options Underlying Common Stock					Shares of Unvested Restricted Stock
Name:	Exercisable	Unvested		Exercise Price	Expiration Date	Number		Market Value
David A. Veltri	5,555	11,111	(1)	$9.00	1/2/2025	11,111	(2)	$16,250	(3)

(1)	In January 2015, Mr. Veltri was granted a stock option award for 16,666 shares of common stock, of which one-third of the shares vest on the anniversary dates of the grants in January 2016, 2017 and 2018.
(2)	In January 2015, Mr. Veltri was granted a restricted stock award for 16,666 shares of common stock, of which 5,555 shares vested on January 2, 2016, 5,555 shares vested on January 2, 2017, and the remaining 5,555 shares will vest on January 2, 2018.
(3)	Mr. Veltri’s unvested shares of restricted stock had a market value of $14,222 on December 31, 2016, based on the closing market price for the Company’s common stock of $1.28 on such date.

As of December 31, 2016, the Company is not subject to any employment agreements or any other agreements that provide for potential payments in the event of a change of control of the Company.

Non-Employee Director Compensation

We generally use a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. Additionally, our directors are reimbursed for reasonable travel expenses incurred in attending meetings. In setting director compensation, we consider the significant amount of time that directors expend fulfilling their duties to us as well as the skill level required of such directors. For the year ended December 31, 2016, all non-employee director compensation was paid in cash as shown below:

	Nature of Director Fees
Director Name (1)	Director		Committee		Stock Awards		Total
Thomas R. Bandy	$40,000	(2)	$-	(3)	$101,790	(4)	$141,790
Jerry W. Danni	40,000	(2)	6,000	(3)	101,790	(4)	147,790
Leo A. Heath	40,000	(2)	4,000	(3)	101,790	(4)	145,790
James B. Fraser	40,000	(2)	-	(3)	101,790	(4)	141,790
Stephen V. Conrad (former Director)	50,000	(2)	30,000	(3)	101,790	(4)	181,790
All directors as a group	$210,000		$40,000		$508,950		$758,950

(1)	David A. Veltri was appointed to our Board of Directors on December 31, 2015 as a replacement to Mark J. Larsen who resigned on that date. Mr. Veltri has been omitted from this table since he does not receive additional compensation for serving as a director of the Company. Mr. Veltri’s compensation is described above under “Executive Compensation.”
(2)	Effective July 1, 2015, each of our independent directors receives annual cash compensation for serving on our Board of Directors of $40,000, payable at the rate of $3,333 per month. Prior to July 1, 2015, the annual compensation of independent directors was $50,000, payable at the rate of $4,167 per month. Effective July 1, 2015, each of our independent directors agreed to a voluntary 20% fee reduction as one of a number of cost savings measures implemented in response to the steep downturn in the price of oil.
(3)	Independent directors receive additional fees for serving as the Chairman of our board committees. Effective July 1, 2015, Mr. Conrad received an annual fee of $12,000 to serve as Chairman of the Audit Committee; Mr. Fraser currently serves as Chairman of the Audit Committee and is expected to receive an additional $12,000 in annual fees going forward; Mr. Danni receives an annual fee of $6,000 to serve as Chairman of our Compensation Committee; and Mr. Heath receives an annual fee of $4,000 to serve as Chairman of our Nominating Committee. Prior to July 1, 2015, Mr. Conrad received an annual fee of $15,000 to serve as Chairman of the Audit Committee; Mr. Danni received an annual fee of $7,500 to serve as Chairman of the Compensation Committee; and Mr. Heath received an annual fee of $5,000 to serve as Chairman of the Nominating Committee. Effective July 1, 2015, each of our committee chairmen agreed to a voluntary 20% reduction in their fees as one of a number of cost savings measures implemented in response to the steep downturn in the price of oil. Effective April 1, 20107 Mr. Bandy will receive an additional $19,000 in annual fees going forward for serving as Chairman of the Board of Directors.
(4)	In September 2016, we made restricted stock awards of 58,500 to each of our Board of Directors, including Mr. Veltri. Each of these awards was valued based on the closing price of our common stock on the date of grant of $1.74 per share. The awards vest in two equal annual installments beginning gone year after the grant date.

Due to the resignation of Keith Larsen in September 2015, Mr. Conrad assumed the duties of Chairman of the Board of Directors. In recognition of the additional time required by Mr. Conrad to fulfill these duties, the Board of Directors increased Mr. Conrad’s board compensation by $2,333 per month effective January 1, 2016. Mr. Conrad announced his retirement and resignation from the Board of Directors effective March 3, 2017.

Equity Compensation Plan Information

Presented below is information about each of our Equity Incentive Plans as of December 31, 2016:

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	Number of Shares to be Issued Upon:				Securities
	Exercise of Outstanding Options		Vesting of Restricted Stock		Available
	Number of	Weighted Average	Number of	Weighted Average	For Future
	Shares	Exercise Price	Shares	Grant-Date Price	Issuance
	(a)	(b)	(c)	(d)	(e)

Plans Approved by Shareholders:
2001 Incentive Stock Option Plan	238,396	$25.65	-	$-	-
2008 Stock Option Plan for Independent Directors and Advisory Board Members	29,779	19.66	-	-	-
2012 Equity and Performance Incentive Plan	122,350	11.11	367,667	2.06	-
Plans Not Approved by Shareholders	-	-	-	-	-
Total	390,525	$20.63	367,667	$2.06	-

Executive Retirement Plan

A retirement plan for executives was approved by our Board of Directors on October 20, 2005. Eligibility requirements for receiving benefits under the plan include reaching age 60 and having served for a minimum of 15 years as a designated executive and being employed by us on December 31, 2010.

Benefits include five years of payments equal to 50% of the greater of the average of the individual’s last five years of base salary or the last annual base salary. In addition, upon retirement, officers are generally eligible for healthcare insurance for themselves and their spouses for 18 months. In order to fund the Retirement Plan obligation, we periodically made cash contributions to a separate trust account that was managed by an independent trustee. We periodically engaged the services of a third party actuary to determine the estimated liability under the Retirement Plan. The Company and the Retirement Plan participants mutually agreed to terminate the retirement plan in December 2015, and all obligations were settled through cash payments during the first quarter of 2016.

Certain Relationships and Related Transactions

Family Employment

Keith G. Larsen, former Chairman and CEO, and Mark J. Larsen, a former director, President and COO, are brothers. Former employee Richard Larsen is the brother of Keith and Mark Larsen and former employee Reginald Larsen is the son of Richard Larsen. As of December 31, 2015, none of these family members continued to be employed or serve as directors of the Company. Furthermore, none of these family members received any type of compensation during the year ended December 31, 2016 and therefore no table is shown below setting forth amounts paid to these family members for the year ended December 31, 2016. The following table sets forth the amounts paid to these family members for compensation for the year ended December 31, 2015:

							Change in
							Non- Qualified
				Stock	Option		Deferred		All Other
Name	Salary		Bonus	Awards	Awards		Compensation		Compensation		Total
2015
Keith G. Larsen	$284,694	(1)	$-	$150,000	$136,353	(1)	$45,704	(1)	$580,900	(1)	$1,197,651
Mark J. Larsen	-		-	-	-		-		273,816	(2)	273,816
Richard Larsen	159,335		-	-	-		-		24,100	(3)	202,300
Reginald Larsen	100,996		-	-	-		-		12,100	(4)	109,500
Total	$545,025		$-	$150,000	$136,353		$45,704		$908,596		$1,785,678

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(1)	Please refer to the Summary Compensation Table under “Executive Compensation” for information about compensation for Keith Larsen.
(2)	In September 2014, Mark J. Larsen notified us that he intended to resign as President, Chief Operating Officer and Treasurer effective December 31, 2014. We retained Mr. Larsen to provide consulting services relating to our Mt. Emmons mining project for a one-year term beginning January 1, 2015. In consideration for those services, we agreed to pay Mr. Larsen consulting fees equal to his then current annual salary of $304,240. Effective July 1, 2015, Mr. Larsen agreed to a voluntary 20% reduction in his consulting fee as one of a number of cost savings measures implemented in response to the steep downturn in the price of oil. Mr. Larsen remained on our Board of Directors until his resignation on December 31, 2015.
(3)	All Other Compensation is primarily comprised of contributions under our ESOP Plan.
(4)	All Other Compensation for Reginald Larsen is comprised of a severance payment of approximately $23,000 upon his termination of employment on December 31, 2015, a $10,000 ESOP Plan contribution, and a $2,000 matching 401(k) plan contribution in 2015.

The Company has adopted a nepotism policy pursuant to which family members of any employee, which include fathers, mothers, siblings, sons, daughters, nieces, nephews or grandchildren, may not be hired or terminated by a direct family member. Additionally, family members are not allowed to participate in any discussion relating to the setting of compensation rates for other family members. In addition, an immediate relative of any employee can only be hired after the Compensation Committee has reviewed the application of the direct family member and has satisfied itself that (a) the position is necessary, (b) the position has been adequately advertised, (c) other applicants have been interviewed by non-family managers of the Company and (d) that the family member is the most qualified for the position. Further, written approval from the Chairman of the Compensation Committee must be received along with an approved rate of pay before any family members of any employees, officers or directors can be employed and paid by the Company.

Related Person Transaction Policy

From time to time, we have entered into transactions with certain “related persons,” a category that generally includes executive officers, directors, and beneficial owners of five percent or more of our common stock, and immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We refer to transactions with these related persons as “related party transactions.” The Audit Committee is responsible for the review and approval of each related party transaction exceeding $120,000, although, as a matter of practice, the Committee reviews, and, if appropriate, approves, all related party transactions regardless of the amount involved.

The Audit Committee considers all relevant factors when determining whether to approve a proposed related party transaction, including (without limitation):

·	the size of the transaction and the amount of consideration that might be paid to a related person;

·	the nature of the interest of the applicable related person; and

·	whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties.

Implementation of the Policy

In determining whether to approve a proposed related party transaction, the Audit Committee must be reasonably satisfied that:

·	the transaction likely will significantly benefit all shareholders, even though it will provide a benefit to the related parties; and

·	goods or services of comparable quality either cannot be obtained from third parties in time to meet the Company’s needs, or can be obtained but at a significantly higher cost.

In appropriate circumstances, the Committee may enlist outside sources to obtain information about the possibility of using third party vendors’ goods and/or services.

Compensation of certain related persons other than executive officers is determined by the Compensation Committee rather than the Audit Committee as discussed in “Family Employment.” The policy has been followed by the Committee since 2004.

Related Party Transactions

Since the beginning of fiscal year 2016 until the date hereof, there have been no related party transactions except for the compensation described in “Family Employment” above.

Board Recommendation

The Board recommends you vote for Proposal 3. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of our named executive officers for 2016 as disclosed in the proxy statement for U.S. Energy’s 2017 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, the compensation tables and the narrative disclosures that accompany the compensation tables.”

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PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF A VOTE ON THE APPROVAL OF COMPENSATION OF CERTAIN EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, we are including in this proxy statement a separate shareholder vote on how frequently the advisory vote described under the Say-On-Pay proposal in this proxy statement should occur. The Say-On-Pay vote can be done every year, every other year, every three years, or the shareholders can abstain from voting. As with the Say-on-Pay vote, the vote described in this Proposal 4 is advisory and non-binding. Although this vote is non-binding, the Compensation Committee and the Board will review the results of the vote.

The Board has determined that providing shareholders with a Say-On-Pay vote once every two years will be the most effective means for conducting and responding to the Say-On-Pay vote based on a number of considerations, including the following:

·	Our compensation program is designed to induce and reward performance over a multi-year period;

·	A two-year cycle will provide investors sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcome;

·	A two-year vote cycle gives the Board and the Compensation Committee sufficient time to thoughtfully respond to shareholders’ sentiments and to implement any necessary changes to our executive compensation policies and procedures; and

·	The Board will continue to engage with our shareholders on executive compensation during the period between shareholders votes. As discussed under “Communications with our Board,” we provide shareholders an opportunity to communicate with the Board, including on issues of executive compensation.

While the Board has determined that providing shareholders with a Say-On-Pay vote once every two years is advisable, and therefore recommends that you approve a biennial vote, the Compensation Committee and the Board will consider our shareholders’ concerns and take them into account in determining how frequently the Say-On-Pay vote occurs.

Required Vote and Board Recommendation

Because this vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in recommending a voting frequency to the Board.

Board Recommendation

The Board recommends you vote for Proposal 4. For the reasons provided in this Proxy Statement, we are asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the advisory vote on compensation of named executive officers to occur once every two years.”

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PROPOSAL 5: APPROVAL OF THE ISSUANCE OF SHARES PURSUANT TO A SECURITIES PURCHASE AGREEMENT AND WARRANTS

Summary

Shareholders are asked to approve the issuance of our common stock pursuant to a securities purchase agreement (the “Purchase Agreement”) dated December 16, 2016 between the Company and two institutional investors (the “Purchasers”). Under the Purchase Agreement the Company sold, in a registered direct offering, an aggregate of 1,000,000 shares of its common stock, par value $0.01, with gross proceeds of $1.5 million at a closing on December 20, 2016. The Purchase Agreement was unanimously approved by our Board of Directors, and the Board recommends that the shareholders approve issuance of the common stock pursuant to the Purchase Agreement. The text of the Purchase Agreement is attached to this proxy statement as Appendix A.

In a concurrent private placement, the Company also issued and sold to the Purchasers warrants to purchase one share of common stock for each share purchased for cash in the offering, or an aggregate of 1,000,000 shares of common stock. The warrants will be exercisable beginning June 21, 2016 at an exercise price of $2.05 per share (subject to adjustment) and will expire on the fifth anniversary of the initial exercise date.

The exercise price and the number of shares of the Company’s common stock issuable upon the exercise of the warrants, the warrant shares, will be subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described in the warrants. The warrants are also subject to “ratchet” anti-dilution in the event the Company issues additional common stock, options or common stock equivalents at a price per share less than the exercise price in effect, subject to a floor as described below. The warrants will be exercisable on a “cashless” basis if the Company does not register the warrant shares by the initial exercise date.

The warrant shares are being registered for resale under the Securities Act. The Company has filed a registration statement to register the resale of the warrant shares and is required to use its commercially reasonable efforts to cause the registration statement to become effective no later than the initial exercise date.

The shares of common stock sold to the Purchasers were issued pursuant to a prospectus supplement dated as of December 20, 2016, which was filed with the Securities and Exchange Commission in connection with a takedown from the Company’s shelf registration statement on Form S-3, as amended (File No. 333-204350), which became effective on July 29, 2015, and the base prospectus filed as of May 21, 2015, as amended, contained in such registration statement.

The “ratchet” anti-dilution provision in the warrants will result in the downward adjustment of the exercise price of the warrants in the event the Company issues common stock, options or common stock equivalents at a price less than the exercise price of the warrants, subject to certain customary exceptions. This anti-dilution provision will not reduce the warrant exercise price below $1.96 until the Company obtains shareholder approval of this transaction. In no event will the exercise price be reduced below $.392 per share.

The Company must obtain shareholder approval of this transaction prior to the issuance of common stock or common stock equivalents at a price less than $1.96 per share.

The Company entered into a placement agency agreement with Roth Capital Partners, LLC, dated December 16, 2016, whereby Roth Capital acted as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the offering. Pursuant to the placement agency agreement, Roth Capital is entitled to a cash fee of 7.0% of the aggregate gross proceeds of the offering for the securities and reimbursement of certain out-of-pocket expenses. The Company has also granted a right of first refusal to Roth Capital to act as the book running manager in any underwritten offering, registered direct or private placement of equity securities or securities convertible into equity securities of more than $3 million, for twelve months from termination of Roth Capital’s engagement.

The net proceeds to the Company from the registered direct public offering, after deducting Roth Capital’s fees and expenses, the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the warrants issued in the offering, were approximately $1.32 million. The offering closed on December 20, 2016, and the Company currently has used these net proceeds for working capital and general corporate purposes.

The description of terms and conditions of the placement agency agreement with Roth Capital, the form of Purchase Agreement and the form of warrant set forth herein do not purport to be complete and are qualified in their entirety by the full text of the form of Purchase Agreement, placement agency agreement and the form of warrant, which are attached hereto as Appendices A, B and C, respectively.

Need for Shareholder Approval

As a result of being listed for trading on the Nasdaq Stock Market, issuances of our common stock are subject to the Nasdaq marketplace rules. The Nasdaq Stock Market has certain rules that require a company to obtain shareholder approval for certain transactions. Specifically, Nasdaq Rule 5635 prohibits listed companies from issuing 20% or more of a company’s outstanding shares of common stock (or securities convertible into or exercisable for common stock), or outstanding voting power, at less than the greater of market price or book value per share, as well as rules that prohibit the issuance of securities that would result in a person or group of affiliated persons owning or have the potential to own 20% or more of a company’s outstanding common stock, a change of control, unless in both cases, shareholder approval is received before such issuances. If shareholder approval of this transaction as described in this Proposal No. 5 is granted under this proxy statement at the Annual Meeting, the number of shares issuable upon the exercise of the warrants may result in the issuance of more than 20% of the Company’s common stock or voting power or it may result in a change of control of the Company.

The Board’s Recommendation to Approve Issuance of the Shares

Our Board of Directors unanimously recommends that our shareholders approve the issuance of the shares pursuant to the Purchase Agreement and exercise of the warrants. The Board based its recommendation to shareholders to vote in favor of issuing the shares on the following considerations:

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•	The securities sale has allowed us to reduce our accounts payable, increase our working capital, and, thereby, improve our balance sheet.
•	The sale has provided critical capital necessary to put in motion our plans to exploit our assets, increase oil and gas production, and increase share value.
•	The auditors’ report on our financial statements for fiscal 2016 contained a “going concern” qualification that stated that we are dependent on raising additional capital to continue as a going concern. This sale is an essential part of our plan to raise the capital required to avoid a going concern qualification in future audited financial reports.
•	The shareholders’ best interests will be served by approving the issuance of the shares, given the financial condition of the Company and general market conditions.

The Board and management explored other alternatives to raise capital for the Company in the fourth quarter 2016, and it determined that, given the financial condition of the Company, the terms offered by the Purchasers in the registered direct offering constituted the best terms available to the Company in arms’ length negotiations. None of the other alternatives considered resulted in an agreement on the terms of any securities sales or any other definitive financing agreements.

Description of Capital Stock

We are authorized to issue an unlimited number of shares of common stock, par value $0.01 per share, and 100,000 shares of preferred stock, par value $0.01 per share.

Common Stock

Shares of common stock may be issued for such consideration and on such terms as determined by the board of directors, without stockholder approval. Holders are entitled to receive dividends when and as declared by the board of directors out of funds legally available therefor. We may declare dividends in the future but we expect to retain most or all of our earnings and cash to fund investments and business development. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, except that cumulative voting in the election of directors is not permitted. Directors are elected by a plurality of the votes cast. Shares of our common stock are listed for trading on The Nasdaq Capital Market under the trading symbol “USEG.”

Preferred Stock

We currently have 50,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the company outstanding pursuant to that Series A Convertible Preferred Stock Purchase Agreement between the Company and Freeport-McMoRan Inc., dated February 11, 2016. Our articles of incorporation authorize our board of directors to establish one or more series of preferred stock. Prior to the issuance of shares of each series, the board of directors is required to adopt resolutions providing for the issuance of such preferred stock. Each series of preferred stock is to be appropriately designated prior to the issue of any shares thereof by some distinguishable letter, number or title. All shares of preferred stock shall be of equal rank and have the same powers, preferences and rights, and shall be subject to the same qualifications, limitation and restrictions, without distinction between the shares of different series thereof, except in regard to the following particulars, which may be different in different series:

•	The rate of dividends;
•	The price at the terms and conditions on which shares may be redeemed and any restrictions regarding such redemption;
•	The amount payable upon shares in the event of voluntary or involuntary liquidation;
•	Sinking fund provisions for the redemption or purchaser of shares;
•	The terms and conditions on which shares may be converted if the shares of any series are issued with the privilege of conversion; and
•	Voting rights, preemptive rights, and/or restrictions on alienability, if any.

The board of directors may, from time to time, increase the number of shares of any series of preferred stock already created by providing that any unissued shares of preferred stock shall constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of any preferred stock already created providing that any unissued shares previously assigned to such series shall no longer constitute a part thereof. The board of directors is empowered to classify or reclassify any unissued preferred stock by fixing or altering the terms thereof in respect to the above-mentioned particulars and by assigning the same to an existing or newly-created series from time to time before the issuance of such stock.

Warrants

On December 20, 2016, we closed the Purchase Agreement for the sale of 1,000,000 shares of our common stock and the warrants, which are exercisable for 1,000,000 shares of common stock of the Company. Each warrant entitles the holder to purchase one share of Company common stock at an exercise price of $2.05 per share, subject to customary anti-dilution adjustments for stock dividends, stock splits, reclassifications and the like, as well as price adjustments if the Company sells its common stock, or common stock equivalents, at a price per share less than the then effective exercise price of the warrants, with certain exceptions. The warrants are exercisable for cash, unless the Company fails to register the warrant shares for resale within 6 months after the December 20, 2016 closing date. The warrants are not exercisable until June 21, 2017

The warrants are subject to a provision prohibiting the exercise of such warrants to the extent that, after giving effect to such exercise, the holder (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates), would beneficially own in excess of 4.99% of the outstanding common stock of the Company, which limitation may be increased to 9.99% by the holder upon notice to the Company.

If, while the warrants are outstanding, the Company closes a fundamental transaction, as defined in the warrants and generally including any consolidation or merger into another corporation, the consummation of a transaction in which another entity acquires more than 50% of our voting stock, or the sale of all or substantially all of our assets, the holders of the warrants will be entitled to receive upon exercise of the warrants the securities or other consideration to which a holder of the number of shares of common stock then deliverable upon exercise of the warrants would have been entitled upon the closing of the fundamental transaction.  Further, we cannot enter into such a fundamental transaction unless the successor entity to the Company assumes in writing all of our obligations under the warrants.  In addition, each of the holders of the warrants has the right to require that the Company or its successor repurchase its warrant for an amount of cash equal to the Black-Scholes value of the remaining unexercised portion of the warrant on the date of the consummation of the fundamental transaction.

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Effect of the Purchase Agreement on Current Shareholders

Upon closing of the Purchase Agreement, we received net proceeds of $1.32 million from the sale of 1,000,000 shares of common stock. If the warrants are exercised in full for cash at their current exercise prices, we will receive gross proceeds of $2,050,000. In that event, a placement agency fee of 7% would be payable to Roth Capital Partners, LLC. The following table sets forth the aggregate purchase price and price per share of the common stock that may be issued pursuant to the Purchase Agreement and on exercise of the warrants.

	Common Stock	Warrants	Total
Number of shares	1,000,000	1,000,000	2,000,000
Gross proceeds	$1,500,000	$2,050,000	$3,550,000
Price per share	$1.50	$2.05

At December 31, 2016, our tangible net worth per share was $0.78 per share based on a fully diluted weighted average number of shares outstanding of December 31, 2016. Accordingly, the issuance of the common stock under the Purchase Agreement at a price of $1.50 per share did not result in dilution of the existing shareholders’ net tangible asset value. The current exercise price of the warrants, $2.05 per share, is also in excess of the Company’s tangible net worth per share as of December 31, 2016. However, the warrants are subject to “ratchet” anti-dilution in the event the Company issues additional common stock or common stock equivalents at a price per share less than the exercise price in effect, subject to a floor. Also, the warrants will be exercisable on a “cashless” basis in certain circumstances. Thus, if the Company issues additional common stock or common stock equivalents on exercise of the warrants at a price per share less than tangible net worth per share, shareholders could experience dilution of their tangible asset value per share.

Certain Covenants

We have undertaken certain covenants in the Purchase Agreement. The following summarizes the terms of the material covenants.

•	The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

•	We agreed to seek approval by our shareholders to issue all of the stock to be issued under the Purchase Agreement and the warrants, at a meeting of shareholders.

•	We agreed to file and maintain with the SEC the effectiveness of the registration statement covering these shares, to file all required reports with the SEC, and to maintain our listing on the Nasdaq and to promptly seek listing of all stock to be issued under the Purchase Agreement and the warrants.

•	We agreed to not effect or enter into an agreement to effect any issuance by the Company or any of its subsidiaries of common stock or common stock equivalents (or a combination of units thereof) involving a variable rate transaction for 12 months after the closing date. “Variable rate transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of common stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of common stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the common stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price.

•	We agreed to the stipulation that the Company will not enter into any agreement to issue or announce the issuance of common stock or common stock equivalents until 90 days after the closing date.

•	We agreed to not make any issuance of common stock or common stock equivalents which would cause any adjustment to the exercise price of the warrants below the floor price of $1.96 per share unless shareholder approval of the transaction has been obtained, subject to certain exceptions.

•	We agreed that, until the first anniversary of the closing date December 22, 2017, each purchaser will have the right to participate in up to 35% of any subsequent common stock or common stock equivalent financing by the Company.

Use of Proceeds

We will not receive any proceeds from the sale of the shares of common stock by the selling stockholders but will receive proceeds from the exercise of the warrants if the warrants are exercised for cash, which proceeds will be used for working capital and for other general corporate purposes, including funding potential future acquisitions.

From time to time, we engage in preliminary discussions and negotiations with various businesses in order to explore the possibility of an acquisition or investment. However, as of the date of this prospectus, we have not entered into any agreements or arrangements which would make an acquisition or investment probable under Rule 3-05(a) of Regulation S-X.

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Financial Advisory Fee

Pursuant to the placement agency agreement, Roth Capital will be entitled to a cash fee of 7.0% of the aggregate gross proceeds of the offering for the securities and reimbursement of certain out-of-pocket expenses. The Company has also granted a right of first refusal to the placement agent to act as the book running manager in any underwritten offering, registered direct or private placement of equity securities or securities convertible into equity securities of more than $3 million, for twelve months from termination of Roth Capital’s engagement.

The number of votes cast in favor of this Proposal No. 5 must exceed the number of votes cast against the proposal in order to approve the proposal. With respect to this vote, abstentions and broker non-votes are not considered votes cast and they will have no effect on this Proposal No. 5.

Board Recommendation

The Board of Directors recommends a vote FOR approval of Proposal No. 5, the issuance of the shares pursuant to the Securities Purchase Agreement and exercise of the warrants.

Our Annual Report and Incorporation by Reference

A copy of our Annual Report on Form 10-K for the year ended December 31, 2016, as amended (including the financial statements and schedules thereto) accompanies this proxy statement and is incorporated by reference herein.

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Report of the Audit Committee

Note: Notwithstanding anything to the contrary otherwise set forth in any of the Company’s filings under the Securities act of 1933 or the Exchange Act that might incorporate other filings (including this Proxy Statement) with the SEC, the following Report of the Audit Committee shall not be deemed to be incorporated by reference into any other such filings.

Management is responsible for the preparation of the Company’s financial statements, and the reporting process, as well as maintaining effective internal control over financial reporting and assessing the effectiveness of the controls. Hein & Associates LLP is responsible for auditing the annual financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States. The Audit Committee is responsible for, among other things, reviewing and selecting the independent registered public accounting firm, reviewing our annual and interim financial statements, and pre-approving all engagement letters and fees for audit and non-audit services provided by our independent accountant.

In performing its oversight functions in connection with the Company’s financial statements as of and for the year ended December 31, 2016, the Audit Committee has:

·	Reviewed and discussed the audited financial statements with management and Hein & Associates LLP, including the quality of the accounting principles, and the reasonableness of significant judgments made in the preparation of the financial statements;

·	Discussed with Hein & Associates LLP those matters required to be discussed by the statement on Auditing Standards No. 61, as amended and as adopted by the Public Accounting Oversight Board in Rule 3200T;

·	Received written disclosures from Hein & Associates LLP regarding its independence as required by the PCAOB and discussed with Hein & Associates LLP its independence; and

·	Reviewed and approved the services provided by Hein & Associates LLP.

Based upon the foregoing reports and discussions, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to in its charter, the Audit Committee recommended to the Board, and the Board has approved, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on April 17, 2017.

Respectfully submitted by the Audit Committee of the Board

James B. Fraser, Chairman

Jerry W. Danni

Leo A. Heath

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APPENDIX A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 16, 2016, between U.S. Energy Corp., a Wyoming corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to (i) an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) as to the Shares and (ii) an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulation D thereunder as to the Warrants, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Kutak Rock LLP, with offices located at 1801 California Street, Suite 3000, Denver, Colorado 80202.

“EGS” means Ellenoff Grossman & Schole LLP, with offices located at 1345 Avenue of the Americas, New York, New York 10105-0302.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

A-1

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(aa).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Participation Maximum” shall have the meaning ascribed to such term in Section 4.11(a).

“Per Share Purchase Price” equals $1.50, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Roth Capital Partners, LLC.

“Pre-Notice” shall have the meaning ascribed to such term in Section 4.11(b).

“Pro Rata Portion” shall have the meaning ascribed to such term in Section 4.11(e).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the final prospectus filed for the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Purchaser at the Closing.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Statement” means the effective registration statement with Commission file No. 333-204350 which registers the sale of the Shares to the Purchasers.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the elimination of the Floor Price from the Warrants.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

A-2

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.11(a).

“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.11(b).

“Subsidiary” means any subsidiary of the Company, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare, the current transfer agent of the Company, with a mailing address of 8742 Lucent Blvd., Suite 225, Highlands Ranch, CO 80129 and a facsimile number of (303) 262-0609, and any successor transfer agent of the Company.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.12(b).

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable six months from the Closing Date and have a term of exercise equal to five (5) years from such initial exercise date, in the form of Exhibit A attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1           Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $1,500,000 of Shares and Warrants. Each Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser shall be made available for “Delivery Versus Payment” settlement with the Company. The Company shall deliver to each Purchaser its respective Shares and a Warrant as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of EGS or such other location as the parties shall mutually agree. Unless otherwise directed by the Placement Agent, settlement of the Shares shall occur via “Delivery Versus Payment” (“DVP”) (i.e., on the Closing Date, the Company shall issue the Shares registered in the Purchasers’ names and addresses and released by the Transfer Agent directly to the account(s) at the Placement Agent identified by each Purchaser; upon receipt of such Shares, the Placement Agent shall promptly electronically deliver such Shares to the applicable Purchaser, and payment therefor shall be made by the Placement Agent (or its clearing firm) by wire transfer to the Company).

2.2          Deliveries.

(a)          On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)           this Agreement duly executed by the Company;

(ii)          a legal opinion of Company Counsel, substantially in the form of Exhibit B attached hereto;

(iii)         if not settled via DVP pursuant to the last sentence of Section 2.1, the Company shall have provided each Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;

(iv)	subject to the last sentence of Section 2.1, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(v)	a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 100% of such Purchaser’s Shares, with an exercise price equal to $2.05, subject to adjustment therein; and

(vi)	the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(b)          On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

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(i)	this Agreement duly executed by such Purchaser; and

(ii)	such Purchaser’s Subscription Amount, which shall be made available for “Delivery Versus Payment” settlement with the Company.

2.3          Closing Conditions.

(a)          The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)	the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)	all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)	the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)          The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)	the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)	all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)	the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)	there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)	from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1      Representations and Warranties of the Company. Except as set forth in the SEC Reports, which SEC Reports shall be deemed a part hereof and shall qualify any representation made herein to the extent that such disclosure is contained in such SEC Reports, the Company hereby makes the following representations and warranties to each Purchaser:

(a)	Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b)	Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”), provided that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect under this Agreement: (x) a change in the market price or trading volume of the Common Stock or (y) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a materially disproportionate effect on the Company, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c)	Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)	No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)	Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) application(s) to each applicable Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)	Issuance of the Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on July 29, 2015 (the “Effective Date”), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(g)	Capitalization. The capitalization of the Company is as set forth in the SEC Reports. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)	SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)	Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(j)	Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)	Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l)	Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any applicable statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)	Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all applicable federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n)	Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o)	Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties and (iii) Liens disclosed in the SEC Reports. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(p)	Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)	Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)	Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

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(s)	Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t)	Certain Fees. Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u)	Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(v)	Registration Rights. No Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(w)	Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(x)	Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y)	Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

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(z)	No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of the Warrants or Warrant Shares under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa)	Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb)	Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(cc)	Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(dd)	Accountants. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2016.

(ee)	Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ff)	Acknowledgement Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

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(gg)	Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(hh)	[RESERVED]

(ii)	Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(jj)	U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(kk)	Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ll)	Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(mm)	Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Warrants or the Warrant Shares by the Company to the Purchasers as contemplated hereby.

(nn)	No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Warrant or Warrant Shares by any form of general solicitation or general advertising. The Company has offered the Warrants and Warrant Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(oo)	No Disqualification Events. With respect to the Warrant and Warrant Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(pp)	Other Covered Persons. Other than the Placement Agent, the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(qq)	Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

3.2       Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

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(a)	Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transactio`n Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)	Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser understands that the Warrants and the Warrant Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell such Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

(c)	Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)	Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)	Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

(f)	Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material pricing terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

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(g)	General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1          Removal of Legends.

(a)	The Warrants and Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Warrants or Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Warrant under the Securities Act.

(b)	The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Warrants or Warrant Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Warrants or Warrant Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Warrants or Warrant Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Warrants and Warrant Shares may reasonably request in connection with a pledge or transfer of the Warrants or Warrant Shares.

(c)	Certificates evidencing the Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Warrant Shares pursuant to Rule 144, or (iii) if such Warrant Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4.1(c), the Company will, no later than the earlier of (i) three Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Warrant Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Warrant Shares issued with a restrictive legend.

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(d)	In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, that such Purchaser anticipated receiving from the Company without any restrictive legend, then an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Warrant Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this Section 4.1(d).

(e)	The Shares shall be issued free of legends.

4.2          Furnishing of Information.

(a)	Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b)	At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Warrant Shares (assuming cashless exercise) may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Warrant Shares, an amount in cash equal to two percent (2.0%) of the aggregate Exercise Price of such Purchaser’s Warrants on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Warrant Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.2(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.3	Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Warrants or Warrant Shares or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4	Securities Laws Disclosure; Publicity. The Company shall (a) by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

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4.5	Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6	Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7	Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.8	Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9	Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.10	Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer. In addition, the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Shareholder Approval at the first meeting, the Company shall use best efforts to seek Shareholder Approval as promptly as possible thereafter until the earlier of the date Shareholder Approval is obtained or the Warrants are no longer outstanding.

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4.11	Participation in Future Financing.

(a)	From the date hereof until the date that is the 12 month anniversary of the Closing Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration, Indebtedness or a combination of units hereof (a “Subsequent Financing”), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 35% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

(b)	At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(c)	Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice that such Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser’s participation, and representing and warranting that such Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from a Purchaser as of such fifth (5th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d)	If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e)	If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum. “Pro Rata Portion” means the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Purchaser participating under this Section 4.11 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Purchasers participating under this Section 4.11.

(f)	The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.11, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice.

(g)	The Company and each Purchaser agree that if any Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Purchaser.

(h)	Notwithstanding anything to the contrary in this Section 4.11 and unless otherwise agreed to by such Purchaser, the Company shall either confirm in writing to such Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Purchaser will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Purchaser, such transaction shall be deemed to have been abandoned and such Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

(i)	Notwithstanding the foregoing, this Section 4.11 shall not apply in respect of an Exempt Issuance or, commencing 45 days after the date hereof, the issuance of Common Stock purchase warrants issued solely in connection with a bona-fide loan facility provided that such warrants have an exercise price not less than the market price at the time of issuance, would not be deemed a Variable Rate Transaction (and have no anti-dilution provisions or subsequent reset provisions) and are not registered or carry registration rights.

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4.12	Subsequent Equity Sales.

(a)	From the date hereof until 90 days after the Closing Date, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents; provided, further, that prior to Shareholder Approval, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents at an effective price below the Floor Price (as defined in the Warrants).

(b)	From the date hereof until the date that is the 12 month anniversary of the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c)	Unless Shareholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the exercise price of the Warrants below the Floor Price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(d)	Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance or, commencing 45 days after the date hereof, the issuance of Common Stock purchase warrants issued solely in connection with a bona-fide loan facility provided that such warrants have an exercise price not less than the market price at the time of issuance, would not be deemed a Variable Rate Transaction (and have no anti-dilution provisions or subsequent reset provisions) and are not registered or carry registration rights.

4.13	Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14	Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.15	Capital Changes. Until the one year anniversary of the Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares.

4.16	Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.17	Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Warrant and Warrant Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Warrant and Warrant Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

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4.18	Registration Statement. As soon as reasonably practicable (and in any event within 45 calendar days after the date of this Agreement), the Company shall file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Purchasers of the Warrant Shares issued and issuable upon exercise of the Warrants. The Company shall use commercially reasonable efforts to cause such registration to become effective no later than 181 days following the Closing Date and to keep such registration statement effective at all times until (a) the Warrant Shares are sold under such registration statement or pursuant to Rule 144 or other exemption under the Securities Act, (b) the Warrant Shares may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 under the Securities Act, and (c) the five (5) year anniversary of the date of the issuance of the Warrants, whichever is the earliest to occur. Subject to the accuracy of the information provided by the Purchasers to the Company, the Company shall ensure that such registration statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. After the date hereof and during any period in which a prospectus or prospectus supplement relating to any of the Securities subject to registration under this Section 4.18 is required to be delivered by any Purchaser pursuant to the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the Securities Act), (i) the Company will notify the Purchasers promptly of the time when any subsequent amendment to such registration statement, other than documents incorporated by reference, has been filed with the Commission or has become effective or any subsequent supplement to the prospectus regarding such Securities or any of the Purchasers or any subsequent amendment to the prospectus or any supplement or amendment to the prospectus supplement has been filed with the Commission and of any comment letter from the Commission or any request by the Commission for any amendment or supplement to such registration statement, any amendment to the prospectus, any supplement to the prospectus that relates to the Securities subject to such registration statement under this Section or any of the Purchasers, or any amendment or supplement to the prospectus supplement, provided that no notification of the Purchasers shall be required if such amendment, supplement, or comment, or request would not, and would not seek, to limit the rights of the Purchasers or the Warrant Shares, (ii) the Company will prepare and file with the Commission, promptly upon a Purchaser’s request, any amendments or supplements to such registration statement, prospectus or prospectus supplement that, in the Company’s reasonable opinion, may be necessary in connection with any resale of the Warrant Shares by such Purchaser (provided, however, that the failure of such Purchaser to make such request shall not relieve the Company of any obligation or liability hereunder), (iii) the Company will not file any amendment or supplement to a registration statement, prospectus or prospectus supplement, other than documents incorporated by reference, relating to the Warrant Shares subject to registration under this Section 4.18 unless a copy thereof has been submitted or made available to each Purchaser within a reasonable period of time before the filing and no Purchaser has reasonably objected in writing thereto (provided, however, that (A) the failure of any Purchaser to make such objection shall not relieve the Company of any obligation or liability hereunder, and (B) the Company has no obligation to provide a Purchaser any advance copy of such filing or to provide such Purchaser an opportunity to object to such filing if such filing does not name such Purchaser or specifically discuss the Warrant Shares subject to registration under this Section 4.18 as contemplated hereby) and the Company will furnish or make available to each Purchaser at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into a registration statement, prospectus or prospectus supplement, except for those documents available via EDGAR, and (iv) the Company will cause each amendment or supplement to the prospectus or prospectus supplement, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act. Each Purchaser shall furnish the Company a completed questionnaire in the form attached hereto as Schedule 4.18 prior to the filing of such registration statement.

ARTICLE V.

MISCELLANEOUS

5.1	Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before December 23, 2016; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2	Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3	Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4	Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

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5.5	Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 67% in interest of the Shares based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser, Any amendment effected in accordance with accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6	Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8	No Third-Party Beneficiaries. The Placement Agent shall be the third party beneficiary of the representations and warranties of the Company in Section 3.1 and the representations and warranties of the Purchasers in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

5.9	Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10	Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11	Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12	Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13	Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

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5.14	Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15	Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16	Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17	Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through EGS. EGS does not represent any of the Purchasers and only represents the Placement Agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18	Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19	Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20	Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21	WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

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APPENDIX B

Placement Agency

Agreement

Roth Capital Partners, LLC

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

Ladies and Gentlemen:

U.S. Energy Corp., a Wyoming corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell, through Roth Capital Partners, LLC (“Roth”), securities of the Company consisting of shares (“Shares”) of the Company’s common stock (“Common Stock”), par value $0.01 per share, and warrants to purchase shares of Common Stock (“Warrants”, and collectively with the Shares, the “Securities”), directly to various investors (the “Investors”).

The Company and Roth hereby confirm their agreement as follows:

1.	Agreement to Act as Placement Agent. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, Roth shall serve as the exclusive placement agent in connection with the issuance and sale by the Company of the Shares from the Registration Statement (as defined in Section 2 below) (such offering, the “Public Offering”), together with a concurrent private placement of the Warrants to a limited number of accredited investors pursuant to the exemption from registration provided by Regulation D, Rule 506 (such private placement, the “Private Placement,” and together with the Public Offering, the “Offering”) to be subject to market conditions and negotiations between the Company, Roth and the Investors. Roth shall act on a best efforts basis and does not guarantee that it will be able to sell the Securities in the prospective Offering. As compensation for services rendered, on the Closing Date (as defined below), the Company shall pay to Roth an aggregate amount equal to 7% of the aggregate gross proceeds received by the Company from the sale of such Securities. The purchase price of the Securities to the Investors (the “Offering Price”) shall be mutually agreed to between the Company and Roth. Roth may retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering; provided, however, to the extent that such other brokers or dealers are retained, the commissions paid to such brokers or dealers shall reduce by equal amounts from the compensation paid to Roth. The term of Roth’s exclusive engagement will be 30 days from the date hereof (the “Exclusive Term”). Roth will be entitled to collect all fees earned through termination. The Company also agrees (i) to reimburse Roth up to $30,000 for its reasonable out-of-pocket expenses, including the fees and disbursements of its counsel, subject to submission of applicable documentation to the Company (reasonably acceptable to the Company) evidencing such out-of-pocket expenses that were incurred, and (ii) subject to the foregoing, such reimbursement may be made directly out of the proceeds of the Closing; provided, however, that in no event shall Roth be entitled to reimbursement for out-of-pocket expenses (including the fees and disbursements of its counsel) in excess of $30,000 to which the Company did not give its prior written approval.

2.	Registration Statement and Final Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-204350) under the Securities Act of 1933 (the “Securities Act”) and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, and such amendments to such registration statement (including post effective amendments) as may have been required to the date of this Agreement. Such registration statement, as amended (including any post effective amendments), has been declared effective by the Commission. Such registration statement, as amended (including post effective amendments thereto), the exhibits and any schedules thereto and the documents and information otherwise deemed to be a part thereof or included therein by the Securities Act or otherwise pursuant to the Rules and Regulations, is herein called the “Registration Statement.” If the Company has filed or files an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term Registration Statement shall include such Rule 462 Registration Statement. The Company will file with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplements relating to the Public Offering of the Shares to the form of prospectus included in the Registration Statement. Such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus,” and the final prospectus supplement as filed, along with the Base Prospectus, is hereinafter called the “Final Prospectus.”

For purposes of this Agreement, all references to the Registration Statement, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Interactive Data Electronic Applications system. Any reference to the Registration Statement, the Base Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein. All references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462 Registration Statement, the Base Prospectus, or the Final Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is deemed to be incorporated therein by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

3.	Representations and Warranties Regarding the Offering.

(a)The Company represents and warrants to, and agrees with, Roth, as of the date hereof and as of the Closing Date, except as otherwise indicated, as follows:

(i)          At each time of effectiveness, at the date hereof and at the Closing Date, the Registration Statement and any post-effective amendment thereto, complied or will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Time of Sale Disclosure Package (as defined below) as of the date hereof and at the Closing Date, and the Final Prospectus, as amended or supplemented, at the time of filing pursuant to Rule 424(b) under the Securities Act and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences shall not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto or the Final Prospectus in reliance upon, and in conformity with, written information furnished to the Company by Roth specifically for use in the preparation thereof. The Registration Statement contains all exhibits and schedules required to be filed by the Securities Act or the Rules and Regulations. No order preventing or suspending the effectiveness or use of the Registration Statement or the Final Prospectus is in effect and no proceedings for such purpose have been instituted or are pending, or, to the Knowledge of the Company, are contemplated or threatened by the Commission. The term “Knowledge” as used in this Agreement shall mean actual knowledge of the Company’s officers after due and reasonable inquiry.

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(ii)         The documents incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, were filed on a timely basis with the Commission and none of such documents, when they were filed (or, if amendments to such documents were filed, when such amendments were filed), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. As used in this paragraph and elsewhere in this Agreement, “Time of Sale Disclosure Package” means the Base Prospectus, the Final Prospectus most recently filed with the Commission before the time of this Agreement, any subscription agreement between the Company and the Investors, and any issuer free writing prospectus as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, that the parties hereto shall hereafter expressly agree in writing to treat as part of the Time of Sale Disclosure Package.

(iii)        The financial statements of the Company, together with the related notes, included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present in all material respects the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus. To the Company’s Knowledge, Hein & Associates LLP is an independent public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(iv)        The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus.

(v)         All statistical or market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources, to the extent required.

(vi)        Except as described in the Final Prospectus, there is no action pending to delist the Common Securities from the NASDAQ Capital Market (“NASDAQ”), nor has the Company received any notification that NASDAQ Capital Market is currently contemplating terminating such listing. When issued, the Shares and the shares underlying the Warrants will be listed on NASDAQ Capital Market.

(vii)       The Securities are “Covered Securities” within the meaning of Section 18 of the Securities Act.

(viii)      The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(ix)         The Company is not an “ineligible issuer,” as defined in Rule 405 of the Securities Act. Subject to Section 6.1(d) below, the Company represents and warrants that it has not prepared or had prepared on its behalf or used or referred to any Issuer Free Writing Prospectus in connection with the Offering. Subject to Section 6.1(d) below, the Company has not distributed and the Company will not distribute, prior to the completion of the distribution of the Securities, any offering material in connection with the Offering other than subscription agreements between the Company and the Investors and the Base Prospectus, the Final Prospectus, the Registration Statement, and copies of the documents, if any, incorporated by reference therein.

(x)          The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(b)          Any certificate signed by any officer of the Company and delivered to Roth or to Roth’s counsel shall be deemed a representation and warranty by the Company to Roth as to the matters covered thereby.

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4.	Representations and Warranties Regarding the Company.

(a)          The Company represents and warrants to and agrees with, Roth, except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, as follows:

(i)          The Company and each of its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company and each of its subsidiaries has the corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have or is reasonably likely to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under this Agreement (“Material Adverse Effect”); provided that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (x) a change in the market price or trading volume of the Company’s common stock or (y) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a materially disproportionate effect on the Company.

(ii)         The Company has the power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(iii)        The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound or affected, (B) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument (the “Contracts”) or obligation or other understanding to which the Company or any subsidiary is a party of by which any property or asset of the Company or any subsidiary is bound or affected, or (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s charter or bylaws, except in the case of each of clauses (A) or (B), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(iv)        All consents, approvals, orders, authorizations and filings required on the part of the Company and its subsidiaries in connection with the execution, delivery or performance of this Agreement have been obtained or made, other than such consents, approvals, orders and authorizations the failure of which to make or obtain is not reasonably likely to result in a Material Adverse Effect.

(v)         All of the issued and outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable, and have been issued in compliance with all applicable securities laws, and conform to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus. Except for the issuances of options, restricted stock or restricted stock units in the ordinary course of business, since the respective dates as of which information is provided in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, the Company has not entered into or granted any convertible or exchangeable securities, options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company. The Securities, when issued, will be duly authorized and validly issued, and the Shares, when issued, will be fully paid and nonassessable, issued in compliance with all applicable securities laws, and free of preemptive, registration or similar rights. The shares of Common Stock underlying the Warrants, when issued, will be duly authorized and validly issued, fully paid and nonassessable, issued in compliance with all applicable securities laws, and free of preemptive, registration or similar rights.

(vi)        The Company does not own, directly or indirectly, any capital stock or other ownership interest in any partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity, other than the Company’s interest in its subsidiaries.

(vii)       Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, (a) each of the Company and its subsidiaries has filed all foreign, federal, state and local returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof, (b) each of the Company and its subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective subsidiary, and (c) the provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to Roth, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its subsidiaries. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(viii)      Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus or otherwise described therein, (a) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; (c) there has not been any change in the capital stock of the Company or any of its subsidiaries (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the issuance of restricted stock awards or restricted stock units under the Company’s existing stock awards plan, or any new grants thereof in the ordinary course of business), (d) there has not been any material change in the Company’s long-term or short-term debt, and (e) there has not been the occurrence of any Material Adverse Effect.

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(ix)         There is not pending or, to the Knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator, which is reasonably likely to result in a Material Adverse Effect.

(x)          The Company and each of its subsidiaries holds, and is in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body required for the conduct of its business, and all such Permits are in full force and effect, in each case except where the failure to hold, or comply with, any of them is not reasonably likely to result in a Material Adverse Effect.

(xi)         The Company and its subsidiaries have good and valid title to all property (whether real or personal) described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus as being owned by them that are material to the business of the Company, in each case free and clear of all liens, claims, security interests, other encumbrances or defects, except those that are not reasonably likely to result in a Material Adverse Effect. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries or which would not reasonably be expected to have a Material Adverse Effect.

(xii)        To the Company’s Knowledge, the Company and each of its subsidiaries owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus and which the failure to so have would have a Material Adverse Effect. To the Knowledge of the Company, no action or use by the Company or any of its subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others, except where such action, use, license or fee is not reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice alleging any such infringement or fee.

(xiii)       The Company and each of its subsidiaries has complied with, is not in violation of, and has not received any notice of violation relating to any law, rule or regulation relating to the conduct of its business, or the ownership or operation of its property and assets, including, without limitation, (A) the Currency and Foreign Transactions Reporting Act of 1970, as amended, or any money laundering laws, rules or regulations, (B) any laws, rules or regulations related to health, safety or the environment, including those relating to the regulation of hazardous substances, (C) the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder, (D) the Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder, and (E) the Employment Retirement Income Security Act of 1974 and the rules and regulations thereunder, in each case except where the failure to be in compliance is not reasonably likely to result in a Material Adverse Effect.

(xiv)      Neither the Company nor any of its subsidiaries nor, to the Knowledge of the Company, any director, officer, employee, representative, agent or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xv)       The Company and each of its subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as the Company reasonably believes is adequate for the conduct of its business and the value of its properties and as is customary for companies of similar size engaged in similar businesses in similar industries.

(xvi)      No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Knowledge of the Company, is imminent that is reasonably likely to result in a Material Adverse Effect.

(xvii)     Neither the Company nor any of its subsidiaries is in violation, breach or default under its certificate of incorporation, bylaws or other equivalent organizational or governing documents, except where the violation is not reasonably likely to result in a Material Adverse Effect.

(xviii)    Neither the Company, its subsidiaries nor, to its Knowledge, any other party is in violation, breach or default of any Contract that is reasonably likely to result in a Material Adverse Effect.

(xix)       No supplier, customer, distributor or sales agent of the Company has notified the Company that it intends to discontinue or decrease the rate of business done with the Company, except where such discontinuance or decrease is not reasonably likely to result in a Material Adverse Effect.

(xx)        There are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to Roth or the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect Roth’s compensation, as determined by FINRA.

(xxi)       Except as disclosed to Roth in writing, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (“Filing Date”) or thereafter.

(xxii)      To the Company’s Knowledge, no (i) officer or director of the Company or its subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of its subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member. The Company will advise Roth and its counsel if it becomes aware that any officer, director or stockholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

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(xxiii)     Other than Roth, no person has the right to act as a placement agent, underwriter or as a financial advisor in connection with the sale of the Securities contemplated hereby.

5.          Closing and Settlement. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at one or more closings (each a “Closing” and the date on which each Closing occurs, a “Closing Date”) at the offices of Ellenoff Grossman & Schole LLP (with offices located at 1345 Avenue of the Americas, New York, New York 10105-0302) (or at such other place as shall be agreed upon by Roth and the Company), the first such Closing to take place at 7 am, Pacific Daylight time, on December 21, 2016 (unless another time shall be agreed to by Roth and the Company). Payment of the purchase price at each Closing shall be made by the Investors directly to the Company by Federal Funds wire transfer, against delivery of such Shares (through the DWAC facilities of the Depository Trust Company), and Warrants and such Securities shall be registered in such name or names and shall be in such denominations, as Roth may request and as set forth in the applicable subscription agreement executed by each Investor.

6.           Covenants.

6.1         The Company covenants and agrees with Roth as follows:

(a)          During the period beginning on the date hereof and ending on the Closing Date (or the date that the Final Prospectus is filed if after the Closing) (the “Prospectus Delivery Period”), except for filings under the Exchange Act, prior to amending or supplementing the Registration Statement, including any Rule 462 Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, the Company shall furnish to Roth for review and comment a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which Roth reasonably objects.

(b)          From the date of this Agreement until the end of the Prospectus Delivery Period, the Company shall promptly advise Roth in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Disclosure Package or the Final Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending its use or the use of the Time of Sale Disclosure Package, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time during the Prospectus Delivery Period, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b) of the Securities Act).

(c)          During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus. If during such period any event occurs the result of which the Final Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or Roth or its counsel to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company will promptly notify Roth and will amend the Registration Statement or supplement the Final Prospectus so as to correct such statement or omission or effect such compliance.

(d)          The Company covenants that it will not, unless it obtains the prior written consent of Roth, make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act. In the event that Roth expressly consents in writing to any such free writing prospectus (a “Permitted Free Writing Prospectus”), the Company covenants that it shall (i) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) comply with the requirements of Rule 164 and 433 of the Securities Act applicable to such Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(e)          The Company will furnish to Roth and counsel for Roth copies of the Registration Statement, the Final Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as Roth may from time to time reasonably request.

(f)          The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(g)          The Company will not take, directly or indirectly, during the Prospectus Delivery Period, any action designed to or which might reasonably be expected to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

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(h)          In addition to the fees and expenses set forth in Section 1, the Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, the Time of Sale Disclosure Package, the Final Prospectus, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, (C) the fees and expenses of any transfer agent or registrar, (D) listing fees, if any, and (E) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein.

(i)	The Company will not issue or sell any Common Stock or other equity or equity-linked securities (other than under existing stock option, restricted stock unit or other equity incentive plans) during the Exclusive Term at less than the Offering Price or equivalent.

6.2          Roth represents, warrants, covenants and agrees with the Company as follows:

(a) With respect to the Securities to be offered and sold in the Private Placement in reliance on Rule 506 under the Securities Act, none of Roth or any general partner or managing member of Roth, or any director, executive officer or other officer participating in the Offering of Roth or the general partner or managing member of Roth (any such person, a “Placement Agent Covered Person”) is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Roth has exercised reasonable care to determine whether any Placement Agent Covered Person is subject to a Disqualification Event. Roth has furnished to the Company a copy of any disclosures required in connection with any Placement Agent Covered Person under Rule 506(e).

(b) Roth will notify the Company in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Placement Agent Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Placement Agent Covered Person, in each case, of which Roth has knowledge.

(c) Roth understands and acknowledges that the Securities (other than the Shares) have not been and will not be registered under the Securities Act and may not be offered or issued, except in compliance with the registration requirements of the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

(d) Roth agrees that neither it nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Section 502(c) under the Securities Act) in connection with the Private Placement or attempt to place any Securities outside the United States to non-U.S. persons (as that terms is defined in Regulation S under the Securities Act) by means of any directed selling efforts (within the meaning of Regulation S).

7.          Conditions of Roth’s Obligations. The obligations of Roth hereunder are subject to the accuracy, as of the date hereof and at the applicable Closing Date (as if made at the Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, the performance by the Company of its obligations hereunder and the following additional conditions:

(a)          If filing of the Final Prospectus, or any amendment or supplement thereto, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Final Prospectus (or such amendment or supplement) with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b) under the Securities Act); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Rule 462 Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package or the Final Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or otherwise) shall have been complied with to Roth’s satisfaction.

(b)          Roth shall not have reasonably determined and advised the Company that the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in Roth’s reasonable opinion, is material, or omits to state a fact which, in Roth’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c)          On the applicable Closing Date, there shall have been furnished to Roth the opinion and negative assurance letters of counsel for the Company, dated the applicable Closing Date and addressed to Roth, in form and substance reasonably satisfactory to Roth, and in form substantially in the forms previously circulated to Roth.

(d)          Roth shall have received a letter from Hein & Associates LLP, on the applicable Closing Date addressed to Roth, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and confirming, as of the date of each such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not more than five days prior to the date of such letter), the conclusions and findings of said firms with respect to the financial information, including any financial information contained in Exchange Act Reports filed by the Company, and other matters required by Roth.

(e)          On the applicable Closing Date, there shall have been furnished to Roth a certificate, dated the applicable Closing Date and addressed to Roth, signed by the chief executive officer and the chief financial officer of the Company, in their capacity as officers of the Company, to the effect that:

(i)	The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of the applicable Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the applicable Closing Date;

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(ii)         No stop order or other order (A) suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, (B) suspending the qualification of the Securities for offering or sale, or (C) suspending or preventing the use of the Time of Sale Disclosure Package or the Final Prospectus has been issued, and no proceeding for that purpose has been instituted or, to their Knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii)        There has been no occurrence of any event resulting or reasonably likely to result in a Material Adverse Effect during the period from and after the date of this Agreement and prior to the applicable Closing Date.

(f)          The Common Stock shall be registered under the Exchange Act and shall be listed on Nasdaq Capital Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from Nasdaq Capital Market, nor shall the Company have received any information suggesting that the Commission is contemplating terminating such registration.

(g)          The Company shall have furnished to Roth and counsel for Roth such additional documents, certificates and evidence as Roth or counsel for Roth may have reasonably requested.

If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by Roth by notice to the Company at any time at or prior to the applicable Closing Date and such termination shall be without liability of any party to any other party, except that the last sentence of Section 1, Section 6.1(h), Section 8 and Section 9 shall survive any such termination and remain in full force and effect.

7.     Indemnification and Contribution.

(a)          The Company agrees to indemnify, defend and hold harmless Roth, its affiliates, directors and officers and employees, and each person, if any, who controls Roth within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which Roth or such person may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement or the Final Prospectus), or any Issuer Free Writing Prospectus or in any materials or information provided to Investors by, or with the written approval of, the Company in connection with the marketing of the Offering of the Securities, including any roadshow or investor presentations (whether in person or electronically) (“Marketing Materials”), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) in whole or in part, any inaccuracy in the representations and warranties of the Company contained herein, or (iii) in whole or in part, any failure of the Company to perform its obligations hereunder or under law, and will reimburse Roth for any legal or other expenses reasonably incurred by it in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by Roth specifically for use in the preparation thereof.

(b)          Roth will indemnify and hold harmless the Company, its affiliates, directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Roth), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Marketing Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by Roth specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with defending against any such loss, claim, damage, liability or action.

(c)          Promptly after receipt by an indemnified party under subsection (a) or (b), above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if (i) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (ii) a conflict or potential conflict exists (based on the reasonable advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, the indemnified party shall have the right to employ a single counsel to represent it in any claim in respect of which indemnity may be sought under subsection (a) or (b) of this Section 8, in which event the reasonable and documented fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred.

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The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or could be named and indemnity was or would be sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)          If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b), above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and Roth, on the other hand, from the Offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and Roth, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and Roth, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company, and the total placement agent fees received by Roth, in each case as set forth on the cover page of the Final Prospectus, bear to the aggregate offering price of the Securities set forth on such cover. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Roth and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and Roth agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), Roth shall not be required to contribute any amount in excess of the amount of Roth’s placement agent fees actually received by Roth from the Offering of the Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)          The obligations of the Company under this Section 8 shall be in addition to any liability that the Company may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each person, if any, who controls Roth within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the obligations of Roth under this Section 8 shall be in addition to any liability that Roth may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to the Company, and its officers, directors and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(f)          For purposes of this Agreement, Roth confirms, and the Company acknowledges, that there is no information concerning Roth furnished in writing to the Company by Roth specifically for preparation of or inclusion in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, other than the statements regarding Roth set forth in the “Plan of Distribution” section of the Final Prospectus and Time of Sale Disclosure Package, only insofar as such statement relate to the amount of selling concession and related activities that may be undertaken by Roth.

9.          Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company and Roth herein or in certificates delivered pursuant hereto including, but not limited to, the agreements of Roth and the Company contained in the last sentence of Section 1, Section 6.1(h) and Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Roth or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by Roth hereunder.

10.         Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to Roth, shall be mailed, delivered or telecopied to Roth Capital Partners, LLC, 888 San Clemente Drive, Suite 400, Newport Beach, CA, telecopy number: 949-720-7227, Attention: Equity Capital Markets; and if to the Company, shall be mailed, delivered, emailed or telecopied to it at 4643 S. Ulster Street, #970, Denver, Colorado 80237, e-mail: david@usnrg.com, telecopy number: _______________, Attention: David Veltri; or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11.         Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 8. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities.

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12.         Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) Roth has been retained solely to act as placement agent in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and Roth has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether Roth has advised or is advising the Company on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by Roth and the Investors following discussions and arms-length negotiations and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that Roth and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that Roth has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that Roth is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of Roth, and not on behalf of the Company.

13.         No Limitations. Nothing in this Agreement shall be construed to limit the ability of Roth or its affiliates to (a) trade in the Company’s or any other company’s securities or publish research on the Company or any other company, subject to applicable law, or (b) pursue or engage in investment banking, financial advisory or other business relationships with entities that may be engaged in or contemplate engaging in, or acquiring or disposing of, businesses that are similar to or competitive with the business of the Company.

14.         Entire Agreement, Amendments and Waivers. Except as provided in Section 15 below, this Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

15.         Partial Unenforceability; Engagement Agreement. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision. Notwithstanding anything herein to the contrary, except as expressly set forth herein, the Engagement Agreement, dated December 15, 2016, between the Company and Roth, including, without limitation, Section 4 therein, shall continue to be effective and the terms therein shall continue to survive and be enforceable by Roth in accordance with its terms, provided that, in the event of a conflict between the terms of the Engagement Agreement and this Agreement, the terms of this Agreement shall prevail.

16.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws principles.

17.         Counterparts. This Agreement may be executed and delivered (including by facsimile transmission and electronic mail attaching a portable document file (.pdf)) in one or more counterparts and, if executed and delivered in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

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Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and Roth in accordance with its terms.

Very truly yours,

U.S. ENERGY CORP.

By:	/s/ David Veltri
Name:	David Veltri
Title:	CEO & President

Confirmed as of the date first above-mentioned by Roth.

ROTH CAPITAL PARTNERS, LLC

By:	/s/ Aaron M. Gurewitz
Name:	Aaron M. Gurewitz
Title:	Head of Equity Capital Markets

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APPENDIX C

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

U.S. energy corp.

Warrant Shares: ______                                                     Initial Exercise Date: June 21, 2017

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after June 21, 2017 (the “Initial Exercise Date”) and on or prior to the close of business on the five (5) year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from U.S. Energy Corp., a Wyoming corporation (the “Company”), up to ______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.       Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated December 16, 2016, among the Company and the purchasers signatory thereto.

Section 2.       Exercise.

a)             Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company or the Transfer Agent (or such other office or agency that the Company may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company), as applicable, of a duly executed facsimile copy or PDF copy submitted by electronic (or e-mail attachment) of the Notice of Exercise in the form annexed hereto. Within the earlier of (i) three (3) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)             Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $2.05, subject to adjustment hereunder (the “Exercise Price”).

c)             Cashless Exercise. If at any time after the six-month anniversary of the Closing Date, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the last VWAP immediately preceding the time of delivery of the Notice of Exercise giving rise to the applicable “cashless exercise”, as set forth in the applicable Notice of Exercise (to clarify, the “last VWAP” will be the last VWAP as calculated over an entire Trading Day such that, in the event that this Warrant is exercised at a time that the Trading Market is open, the prior Trading Day’s VWAP shall be used in this calculation);

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant.  The Company agrees not to take any position contrary to this Section 2(c).

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“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d)             Mechanics of Exercise.

i.            Delivery of Warrant Shares Upon Exercise. Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) three (3) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) three Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii.         Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.         Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.         Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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v.           No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi.         Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii.         Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e)  Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

C-3

Section 3.      Certain Adjustments.

a)             Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)             Adjustment Upon Issuance of Common Stock or Common Stock Equivalents. If and whenever on or after the Initial Exercise Date, the Company issues, sells, publicly announces the contemplated issuance or sale of, or in accordance with this Section 3(b) is deemed to have issued or sold, any shares of Common Stock (including the issuance, sale or public announcement of the issuance or sale, of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Exempt Issuance) for a consideration per share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price; provided, however, that (i) in no event shall an adjustment be made under this Section 3(b) to a price that is less than $0.392 and (ii) prior to the Company’s receipt of Shareholder Approval, no adjustment shall be made under this Section 3(b) to a price that is less than $____ [insert closing bid price on Nasdaq on December 15] (the “Floor Price”) (in each case of (i) and (ii), as adjusted for any stock splits, reverse splits and similar capital adjustments effected subsequent to the date of the Purchase Agreement). For purposes of determining the adjusted Exercise Price under this Section 3(b), the following shall be applicable.

(i)          Issuance of Options. If the Company in any manner grants or sells, or the Company publicly announces the issuance or sale of, any rights, warrants or options to subscribe for or purchase shares of Common Stock or Common Stock Equivalents (rights, warrants or options, “Options”) and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of any such Options is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Options for such price per share. For purposes of this Section 3(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of any such Options” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Options, upon exercise of the Options and upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of such Options less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the granting or sale of such Options, upon exercise of such Options and upon conversion exercise or exchange of any Common Stock Equivalents issuable upon exercise of such Options. No further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Common Stock Equivalents upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalent.

(ii)         Issuance of Common Stock Equivalents. If the Company in any manner issues or sells, or the Company publicly announces the issuance or sale of, any Common Stock Equivalents and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Common Stock Equivalents for such price per share. For the purposes of this Section 3(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Common Stock Equivalents and upon conversion, exercise or exchange of such Common Stock Equivalents less any consideration paid or payable by the Company with respect to such one share of Common Stock upon the issuance or sale of such Common Stock Equivalents and upon conversion, exercise or exchange of such Common Stock Equivalents. No further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents, and if any such issuance or sale of such Common Stock Equivalents is made upon exercise of any Options for which adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this Section 3(b), no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

(iii)        Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Common Stock Equivalents, or the rate at which any Common Stock Equivalents are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price, which would have been in effect at such time had such Options or Common Stock Equivalents provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b)(iii), if the terms of any Option or Common Stock Equivalents that was outstanding as of the Initial Exercise Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Common Stock Equivalents and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

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(iv)        Calculation of Consideration Received. If any Option and/or Common Stock Equivalents is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Holder, the “Primary Security”, and such Option and/or Common Stock Equivalents, the “Secondary Securities”, and together with the Primary Security, each a “Unit”), together comprising one integrated transaction, the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be the lower of (x) the purchase price of such Unit, (y) if such Primary Security is an Option and/or Common Stock Equivalent, the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise or conversion of the Primary Security in accordance with Section 3(b)(i) or 3(b)(ii) above and (z) the lowest VWAP of the Common Stock on any Trading Day during the eight Trading Day period immediately following the public announcement of such Dilutive Issuance (for the avoidance of doubt, if such public announcement is released prior to the opening of the principal Trading Market on a Trading Day, such Trading Day shall be the first Trading Day in such eight Trading Day period). If any shares of Common Stock, Options or Common Stock Equivalents are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor.  If any shares of Common Stock, Options or Common Stock Equivalents are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Common Stock Equivalents, but not for the purpose of the calculation of the Black Scholes Value) will be deemed to be the net amount of consideration received by the Company therefor.  If any shares of Common Stock, Options or Common Stock Equivalents are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Common Stock, Option or Common Stock Equivalents, but not for the purpose of the calculation of the Black Scholes Value) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt.  If any shares of Common Stock, Options or Common Stock Equivalents are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Common Stock Equivalents, but not for the purpose of the calculation of the Black Scholes Value) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Common Stock Equivalents (as the case may be).  The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder.  If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder.  The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v)         Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Common Stock Equivalents or (B) to subscribe for or purchase shares of Common Stock, Options or Common Stock Equivalents, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vi)        No Readjustments. For the avoidance of doubt, in the event the Exercise Price has been adjusted pursuant to this Section 3(b) and the Dilutive Issuance that triggered such adjustment does not occur, is not consummated, is unwound or is cancelled after the facts for any reason whatsoever, in no event shall the Exercise Price be readjusted to the Exercise Price that would have been in effect if such Dilutive Issuance had not occurred or been consummated.

c)             Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d)             Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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e)             Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five Business Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

f)             Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g)             Notice to Holder.

i.            Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

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ii.         Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4.      Transfer of Warrant.

a)             Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)             New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)             Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)             Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

e)             Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5.       Miscellaneous.

a)             No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b)             Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)             Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

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d)             Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)             Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f)             Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g)             Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)             Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i)              Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)              Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)             Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)              Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)            Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)             Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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U.S. Energy Corp. 4643 S. Ulster Street Suite 970 Denver, CO 80237

VOTE VIA THE INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
011189-678324 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
U.S. ENERGY CORP. The Board of Directors recommends that you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors	☐	☐	☐

Nominees:
01) Jerry W. Danni
02) Leo A. Heath

The Board of Directors recommends you vote FOR the following proposal No. 2:	For	Against	Abstain

2. To ratify the appointment of Hein & Associates LLP as our independent auditor for fiscal year 2017.	☐	☐	☐

The Board of Directors recommends that you vote FOR the following proposal No. 3:

3. To approve, on an advisory basis, the 2016 compensation of the Company’s named executive officers.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal No. 4:

4. To consider and make an advisory vote on the frequency of a vote on the approval of the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal No. 5:

5. To approve the issuance of shares of common stock pursuant to a Securities Purchase Agreement and Warrants.	☐	☐	☐

In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments or postponements thereof.

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check the box to the right then indicate the name(s) and the number of votes to be cast for such nominee(s) on the reverse side of this card. Please do not check the box unless you want to exercise cumulative voting.	☐	Please indicate if you plan to attend this meeting.	☐ Yes	☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please provide your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

U.S. ENERGY CORP.

This proxy is solicited by the Board of Directors

for the Annual Meeting of Shareholders

to be held June 30, 2017 8:30 AM, MDT

The shareholder(s) hereby appoint(s) David A. Veltri and Thomas R. Bandy, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of U.S. ENERGY CORP. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 AM, MDT on June 30, 2017, at the Company’s Offices at Regency Plaza, 4643 S. Ulster Street, Suite 970, Denver, Colorado 80237 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR EACH OF THE DIRECTORS SPECIFIED IN PROPOSAL 1 AND FOR EACH OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, AND PROPOSAL 5.

CUMULATE

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)
Continued and to be signed on reverse side